                                                                    EXHIBIT 10.1


                                     LEASE
                                  (Phase II)


     THIS LEASE, dated December 30, 1998 for reference purposes only, is made by
                       -----------------
and between CARL D. PANATTONI, RODNEY B. JOHNSON, AND BENJAMIN S. CATLIN, as tenants in common (collectively, "Landlord"), and OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("Tenant").


                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS

     1.1  General:  Any term that is given a special meaning by this Article 1
          -------
or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto.

     1.2  Target Commencement Date:  The term "Target Commencement Date" shall
          ------------------------
mean October 1, 1999.

     1.3  Commencement Date:  The term "Commencement Date" is defined in
          -----------------
paragraph 2.2 hereof.

     1.4  Consumer Price Index:  The term "Consumer Price Index" shall mean the
          --------------------
Consumer Price Index, for All Urban Consumers, Subgroup "All Items", for All U.S. Cities (Base Year 1982-84=100), which is currently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. If, however, this Consumer Price Index is changed so that the base year is altered from that used as of the Commencement Date, then the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof, and the term "Consumer Price Index" shall thereafter refer to, the most nearly comparable official price index of the United States Government to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been changed, revised or discontinued, Landlord shall select such alternative index subject to Tenant's right to object in writing within ten (10) days following written notice of such selection. Tenant's failure to timely object shall conclusively be deemed to be Tenant's approval of such alternative index.

     1.5  Lease Term:  The term "Lease Term" shall mean the term of this Lease,
          ----------
which shall be for a period of fifteen (15) years commencing on the Commencement Date and ending on the day immediately preceding the fifteenth (15th) anniversary of the Commencement Date, unless sooner terminated or extended pursuant to any provision of this Lease.

     1.6  Improvements:  The term "Improvements" shall collectively mean (i) the
          ------------
Shell Improvements consisting of one (1) building containing approximately 55,909 square feet of gross leasable area (the "Building") and all paving, landscaping, sidewalks, access ways, parking and other exterior improvements serving such building located as shown on Exhibit "B" attached hereto and to be
                                          -----------
constructed by Landlord pursuant to the provisions of

Exhibit "C" hereto and (ii) all Interior Improvements to be constructed by
-----------
Landlord pursuant to Exhibit "C" hereto.
                     -----------

     1.7  Premises:  The term "Premises" shall mean that certain real property
          --------
containing approximately 3.803 acres of land (the "Land"), commonly known as 101 Park Way, in the City of Folsom, County of Sacramento, State of California, more particularly described on Exhibit "A" attached hereto, and the Improvements
                          -----------
thereon.

     1.8  Permitted Use:  The term "Permitted Use" shall mean the use of the
          -------------
Premises for office, research and development and all other legal uses.

     1.9  Tenant's Minimum Liability Insurance Coverage:  The term "Tenant's
          ---------------------------------------------
Minimum Liability Insurance Coverage" shall mean Three Million Dollars ($3,000,000).

     1.10 Address for Notices:  The term "Address for Notices" shall mean the
          -------------------
following:

          A. In the case of Landlord, such term shall mean Carl D. Panattoni, Rodney B. Johnson, and Benjamin S. Catlin, as tenants in common, c/o Panattoni Development Company, 8401 Jackson Road, Sacramento, California 95826.

          B. In the case of Tenant, prior to the Commencement Date, such term shall mean Objective Systems Integrators, Inc., at 100 Blue Ravine Road, Folsom, California, and after the Commencement Date such term shall mean Objective Systems Integrators, Inc., at the Premises (101 Park Way, Folsom, CA).

     1.11 Lease:  The term "Lease" shall mean this printed lease, Exhibit "A"
          -----                                                   -----------
(legal description), Exhibit "B" (site plan), Exhibit "C" (Improvement
                     -----------              -----------
Agreement), Exhibit "D" (List of Landlord Warranties), and Exhibit "E"
            -----------                                    -----------
(Guaranty), all of which are attached hereto and incorporated herein by this reference.

     1.12 Agreed Interest Rate:  The term "Agreed Interest Rate" shall mean an
          --------------------
annual rate of interest equal to two percent (2%) plus the then prime rate, reference rate, or base rate from time to time announced by Bank of America, N.T. & S.A. for commercial loans, but in no event to exceed the maximum rate of interest allowed by law.

     1.13 Effective Date:  The term "Effective Date" shall mean the date the
          --------------
last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

     1.14 Law:  The term "Law" shall mean any judicial decision, statute,
          ---
constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utilities or special district).

     1.15 Leasehold Improvements:  The term "Leasehold Improvements" shall mean
          ----------------------
all improvements, additions, alterations and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures and are not Improvements.

     1.16 Lender:  The term "Lender" shall mean (i) any beneficiary, mortgagee,
          ------
secured party or other holder of any deed of trust, mortgage or other written security device or agreement affecting Landlord's interest in the Premises, or (ii) the lessor under any underlying ground lease under which Landlord holds its interest in the Premises.

     1.17 Private Restrictions:  The term "Private Restrictions" shall mean
          --------------------
recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises as they may exist from time to time.

     1.18 Trade Fixtures:  The term "Trade Fixtures" shall mean anything affixed
          --------------
to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work, or material, originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is affixed, become an integral part of the Premises; provided, however, that all of Tenant's business equipment and systems, furniture, furnishings, partitioning and signs shall be deemed Trade Fixtures regardless of how affixed to the Premises.

     1.19 Tenant Affiliate:  The term "Tenant Affiliate" shall mean a
          ----------------
subsidiary, affiliate, division, corporation or other entity controlling, controlled by or under common control with Tenant.


                                   ARTICLE 2
                                   ---------

                      DEMISE, CONSTRUCTION AND ACCEPTANCE

     2.1  Demise of Premises:  Landlord hereby leases to Tenant, and Tenant
          ------------------
leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises. Tenant's lease of the Premises shall be subject to all Laws and all Private Restrictions, easements, and other matters of public record.

     2.2  Commencement Date:  The Lease Term shall begin on the "Commencement
          -----------------
Date", as that term is defined in this paragraph, which date shall be determined as follows:

          A. The Lease Term shall commence on the "Commencement Date", which shall be the date in which all of the following have occurred: (i) the Improvements to be constructed by Landlord pursuant to the Improvement Agreement, executed concurrently with this Lease by Landlord and Tenant and attached hereto as Exhibit "C", have been Substantially Completed (except for
                   -----------
punch list items which do not interfere with Tenant's use of the Premises); (ii) Landlord has obtained and delivered to Tenant a Certificate of Occupancy required for the legal occupancy of the Premises for Tenant's intended use; and
(iii) possession of the Premises has been tendered by Landlord to Tenant.

          B. The parties acknowledge that the obligation to pay Base Monthly Rent and Additional Rent will commence as provided in paragraphs 3.1 and 3.2 and will depend upon the Commencement Date.

          C. As of the Effective Date, the parties anticipate that the Lease Term will commence on the Target Commencement Date. However, the Lease Term shall begin on the Commencement Date as it is defined pursuant to subparagraph 2.2A above.

     2.3  Delivery and Acceptance of Possession:  Landlord shall use its best
          -------------------------------------
efforts to cause the Commencement Date to occur on or before the Target Commencement Date, or as soon thereafter as reasonably practicable. However, if Landlord is unable to cause the foregoing to be done by the indicated time period for any reason beyond its reasonable control, this Lease shall not be void or voidable, Landlord shall not be in default, and Landlord shall not be liable to Tenant for any loss or damage resulting from Landlord's failure or inability to complete such improvements within the indicated time periods or to deliver possession of the Premises when required by this Lease. However, Tenant shall have the option to terminate this Lease in the event the Commencement Date has not occurred within that period of time following the Target Commencement Date that is equal to the sum of the following: (i) one hundred eighty (180) days; plus (ii) the period of any actual delay in completing the Improvements experienced by Landlord resulting from delays caused by Tenant or Force Majeure as described in paragraph 15.8, or any other event or causes beyond Landlord's reasonable control.

     2.4  Early Occupancy:  Tenant shall have the right to enter the Premises as
          ---------------
soon as reasonably practicable after that point in time when such entry will not unreasonably interfere with Landlord's construction of the Improvements and continuing thereafter until the Commencement Date for the purpose of installing its personal property, furniture, furnishings, equipment, systems and Trade Fixtures. If Tenant enters or permits its contractors to enter the Premises prior to the Commencement Date, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay Base Monthly Rent and Additional Rent, which shall commence as set forth in Article 3 below.


                                   ARTICLE 3
                                   ---------

                                     RENT

     3.1  Base Monthly Rent:  Commencing sixty (60) days following the
          -----------------
Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord a monthly rent (which rent is referred to as the "Base Monthly Rent"), in accordance with the following:

          A. Commencing sixty (60) days following the Commencement Date and continuing until the fourth (4th) anniversary of the Commencement Date, the Base Monthly Rent shall be Fifty-Four Thousand Two Hundred Thirty-One Dollars and Seventy-Three Hundredths Dollars ($54,231.73) per month ($.97 x 55,909 rentable square feet), which sum is referred to herein as the "Initial Base Monthly Rent".

          B. Commencing on the fourth (4/th/) anniversary of the Commencement Date, and again on the seventh (7th) and eleventh (11th) and fourteenth (14/th/) anniversaries of such dates (each such day being referred to as the "Rent Adjustment Date"), the Base Monthly Rent shall be adjusted to equal the product of the Base Monthly Rent in effect for the calendar month immediately preceding the Rent Adjustment Date in question plus the Consumer Price Index (or "CPI") increase for each anniversary of the Lease for the period from the Commencement Date to the first Rent Adjustment Date, in the case of the first rental adjustment and thereafter, the immediately preceding period between Rent Adjustment Dates; provided, however, that any such increase in Base Monthly Rent shall not be greater than two and one-half percent (2.5%) in any year. Thus, the CPI increase for the first Rent Adjustment Date shall not exceed in the aggregate ten percent (10%), the CPI increase for the second Rent Adjustment Date shall not exceed in the aggregate seven and one-half percent (7.5%), the CPI increase for the third Rent Adjustment Date shall not exceed in the aggregate ten percent (10%), and the CPI increase for the fourth Rent Adjustment Date shall not exceed in the aggregate seven and one-half percent (7.5%). This Paragraph shall not apply during any Option Term.

          C. By way of example only, assuming (i) the rentable square footage of the Building is 55,909 square feet, (ii) the initial Base Monthly Rent is Fifty-Four Thousand Two Hundred Thirty-One Dollars and Seventy-Three Hundredths Dollars ($54,231.73) (55,909 x $.97) and (iii) the actual increases in the Consumer Price Index (or "CPI") for the first (1st), second (2nd), third (3rd), and fourth (4th) anniversaries of the Lease Term are one percent (1%), two percent (2%), two percent (2%), and twenty percent (20%), respectively, the first (1st) rental adjustment or increase would equal $4,067.37, which amount is
                                                      ---------
calculated as follows:

     (I) FIRST (1ST) ANNIVERSARY INCREASE OF $542.31 ($54,231.73 (first (1st)
                                             -------
year's Base Monthly Rent) x .01 CPI increase = $542.31 CPI increase for the first (1st) anniversary), plus

     (II) SECOND (2ND) ANNIVERSARY INCREASE OF $1,084.63 ($54,231.73 (second
                                               ---------
(2nd) year Base Monthly Rent) x .02 CPI increase = $1,084.63 CPI increase for the second (2nd) anniversary), plus

     (III) THE THIRD (3RD) ANNIVERSARY INCREASE OF $1,084.63 ($54,231.73 (third
                                                   ---------
(3rd) year Base Monthly Rent) x .02 CPI increase = $1,084.63 CPI increase for the third (3rd) anniversary), plus

     (IV) THE FOURTH (4TH) ANNIVERSARY INCREASE OF $1,355.79 ($54,231.73 (fourth
                                                   ---------
(4th) year Base Monthly Rent) x .025 CPI increase (CPI increase cannot exceed 2.5% for any year, regardless of actual CPI increase) = $1,355.79 CPI increase for the fourth (4th) anniversary), which

     (V) EQUALS A CUMULATIVE INCREASE OF $4,067.36 ($542.31 +  $1,084.63 +
                                         ---------
$1,084.63 + $1,355.79)

          D. Notwithstanding anything to the contrary in this Lease, if the actual cost of the Interior Improvements is less than the Interior Improvement Allowance (as defined in the Tenant Improvement Agreement), then the Base Monthly Rent payable by Tenant for the Premises shall be reduced as follows:
the unused portion of the Interior Improvement Allowance shall be multiplied by ten and fifty one hundredths percent (10.50%), the amount of which shall be divided by twelve (12), the product of which shall be deducted from the Base Monthly Rent for each month of each year of the Lease Term. If the Base Monthly Rent is adjusted as set forth in this Section 3.1.D., the parties shall execute an amendment to this Lease, reducing the Base Monthly Rent, in accordance with this Article 3.

     3.2  Additional Rent:  Commencing on the Commencement Date and continuing
          ---------------
throughout the Lease Term, Tenant shall pay as additional rent (the "Additional Rent") (i) Real Property Taxes as required by paragraph 8.2, (ii) insurance costs pursuant to paragraph 9.3, (iii) any late charges or interest due Landlord pursuant to paragraph 3.4, (iv) any legal fees and costs due Landlord pursuant to paragraph 15.10, and (v) any other charges due Landlord pursuant to this Lease. Commencing on the first day of the twenty-fifth (25th) month of the Lease Term, Tenant shall also pay to Landlord as Additional Rent a monthly fee for property management (the "Property Management Fee") of the Premises, in the amount of Five Hundred Dollars ($500.00) per month. Landlord will provide Tenant with the Property Management Services, limited to the coordination, facilitation and management of the routine maintenance and repair of the common areas and the courtyard area, including landscape maintenance, parking lot maintenance and lighting maintenance. The Property Management Services shall not include accounting services or the coordination, facilitation or management of capital repairs or improvements. The Property

Management Fee shall be subject to periodic increases in the same manner as the increases to the Base Monthly Rent as set forth in Paragraph 3.1.B. of the Lease.

     3.3  Payment of Rent:  All rent required to be paid in monthly installments
          ---------------
shall be paid in advance on the first (1st) day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, and except as otherwise expressly set forth in this Lease, without any abatement, deduction or offset whatsoever, and without any prior demand therefor, to Landlord at its address set forth above or at such other place as Landlord may designate from time to time. Tenant's obligation to pay rent shall be prorated at the commencement and expiration of the Lease Term.

     3.4  Late Charge and Interest on Rent in Default:  Tenant acknowledges that
          -------------------------------------------
the late payment by Tenant of any monthly installment of Base Monthly Rent or any Additional Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impractical to fix. Such costs and expenses will include, without limitation, administration and collection costs and processing and accounting expenses. Therefore, if any such Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within five (5) days after Tenant has received written notice from Landlord that payment of such rent has not been received by Landlord and that such rent is past due, Tenant shall immediately pay to Landlord a late charge equal to four percent (4%) of such delinquent rent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by Tenant's failure to make timely payment. In addition to said late charge, if any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within thirty (30) days after Tenant has received written notice from Landlord that such Rent is past due, Landlord shall be entitled to interest on the past due amount from the thirty-first (31st) day until paid at the Agreed Interest Rate. In no event shall this provision for a late charge and interest be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including the right to terminate this Lease.

     3.5  Security Deposit:  In no event shall a security or similar deposit be
          ----------------
due from Tenant at any time under this Lease.



                                   ARTICLE 4
                                   ---------

                                USE OF PREMISES


     4.1  Limitation on Type:  Tenant may use the Premises only for the
          ------------------
Permitted Use (as described in Article 1 above) and for no other purpose or use, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not do anything in or about the Premises which will cause structural injury to the Improvements. Tenant shall not operate any equipment within the Premises which will (i) injure, vibrate or shake the Building, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, or (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of approved structural limits as reasonably defined by Landlord's architect. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) create a fire or health hazard, or (ii) damage the Premises. Tenant shall not change the exterior of the Building or make any penetrations of the exterior or roof of the Building except as approved by Landlord. Tenant shall not commit nor permit to be committed any waste in or about the Premises or any nuisances.

     4.2  Compliance with Laws and Private Restrictions:  Tenant shall not use
          ---------------------------------------------
or permit any person to use the Premises in any manner which violates any Laws or Private Restrictions. Subject to Article 5 of this Lease, Tenant shall abide by and promptly observe and comply with all Laws and all Private Restrictions applicable to Tenant's use or occupancy of the Premises and shall indemnify and hold Landlord harmless from any liability resulting from Tenant's failure to do so. (As used in this Article, the term "Tenant" shall include Tenant's employees, agents and contractors.) During the Lease Term, Landlord shall not consent to any amendment of any declaration of covenants, conditions and restrictions which may affect the Premises without the prior written consent of Tenant.

     4.3  Insurance Requirements:  Tenant shall not use or permit any person to
          ----------------------
use the Premises in any manner which will cause a cancellation of any insurance policy covering the Improvements or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy.

     4.4  Outside Areas:  No materials, supplies, tanks or containers,
          -------------
equipment, finished products or semi - finished products or raw materials shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose or have been approved in writing by Landlord for such use by Tenant.

     4.5  Signs:  Tenant shall have the exclusive right to install a monument
          -----
sign and any exterior signage on the Premises, subject to Landlord's prior approval of the design and location, provided such signs comply with all Laws and Private Restrictions and, subject to the Improvement Agreement attached hereto as Exhibit "C", are installed at the expense of Tenant. If Landlord so
          -----------
elects, Tenant shall, at the expiration or sooner termination of this Lease, remove all signs installed by it and repair any damage caused by such removal. Tenant shall at all times maintain such signs in good condition and repair.

     4.6  Parking:  Tenant and its agents, employees, contractors and
          -------
representatives shall have the exclusive right to use all parking spaces contained within the Premises. The Premises shall contain not less than One Hundred Seventy-Five (175) parking spaces, more particularly described on Exhibit "B" attached hereto and incorporated herein by reference. In the event
-----------
Landlord is required by any Law to limit or control parking in the Premises, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord; provided, however, that in no event shall Tenant be charged for the use of any parking spaces contained within the Premises.

     4.7  Auctions:  Tenant shall not conduct or permit to be conducted on any
          --------
portion of the Premises any sale of any kind (except for sales conducted in the ordinary course of Tenant's business which are conducted entirely within the Premises), including (i) any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale, or (ii) any so-called "flea market", open-air market or any other similar activity.


                                   ARTICLE 5
                                   ---------

                   TRADE FIXTURES AND LEASEHOLD IMPROVEMENTS

     5.1  Trade Fixtures:  Throughout the Lease Term, Tenant shall provide,
          --------------
install, and maintain in good condition all Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

     5.2  Leasehold Improvements:  Tenant shall not construct any Leasehold
          ----------------------
Improvements or otherwise alter the Premises without Landlord's prior approval if such action results in the removal or alteration of any material portion of existing Improvements (including wall and floor coverings, ceilings, lighting fixtures or other utility installations) and (a) the cost of such construction or alteration exceeds Fifty Thousand Dollars ($50,000) per work of improvement or (b) the cost of such Leasehold Improvements done, under construction, or for which approval is sought during any two (2) calendar year period exceeds Two Hundred Thousand Dollars ($200,000), and not until Landlord shall have first approved the plans and specifications therefor, which approval shall be deemed given if not denied in writing within ten (10) working days after Landlord shall have received Tenant's request for such approval. In no event shall Tenant make any alterations to the Premises which could significantly affect the structural integrity or the exterior design of the Improvements. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to reconfigure demountable walls and partitions without Landlord's prior written consent. All such approved Leasehold Improvements shall be installed by Tenant at Tenant's expense in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall not commence construction of any Leasehold Improvements until (i) all required governmental approvals and permits shall have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant shall have given Landlord at least five
(5) days prior written notice of its intention to commence such construction,
(iv) Tenant shall have notified Landlord by telephone of the commencement of construction on the day it commences, and (v) if reasonably requested by Landlord, Tenant shall have obtained contingent liability and broad form builders risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9. Landlord shall cause to be made available to Tenant all information maintained by Landlord or Landlord's architect which relates to the plans for the Building, including any "as-built" plans for the Building, roof and/or Outside Areas, so that Tenant can incorporate such information into Tenant's files relating to any plans for Leasehold Improvements. All Leasehold Improvements shall remain the property of Tenant during the Lease Term. Tenant shall have the right to remove any Leasehold Improvements so long as it repairs all damage caused by the removal thereof and returns the Premises to the condition existing prior to the installation of such Leasehold Improvements. At the expiration or sooner termination of the Lease Term, all Leasehold Improvements that Tenant does not elect to remove shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that Tenant shall remove any Leasehold Improvements so designated for removal by Landlord in accordance with the provisions of paragraph 15.2 if (i) such Leasehold Improvements were installed without the prior written consent of Landlord, or (ii) at the time Tenant requested Landlord's consent to such Leasehold Improvements, Landlord informed Tenant in writing that Landlord would require that such Leasehold Improvements be removed and the Premises returned to the condition existing prior to the installation thereof, ordinary wear and tear excepted, at the expiration or earlier termination of the Lease Term.

     5.3  Alterations Required by Law:  Tenant shall make any alteration,
          ----------------------------
addition or change of any sort, whether structural or otherwise, to the Premises that is required by any Law because of (i) a particular use of or change of use made to the Premises by Tenant (which alteration, addition or change is not generally required to be made by owners or tenants of other properties similar to the Premises), (ii) Tenant's application for a new permit or governmental approval, or (iii) Tenant's construction or installation of any Leasehold Improvements or Trade Fixtures. Any other alteration, addition or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant for certain improvements required by Law as specified in paragraph 5.4).

     5.4  Landlord's Improvements:  All fixtures, improvements or equipment
          ------------------------
which are installed, constructed on or attached to the Property by Landlord at its expense shall become a part of the realty and belong to Landlord. Tenant shall pay Additional Rent in the amount described in subparagraph 5.4B in the event Landlord is required by Law to make capital improvements required to be constructed in order to comply with any Law not in effect or applicable to the Premises as of the Effective Date which are not the responsibility of Tenant pursuant to paragraph 5.3. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

          A. All costs paid by Landlord to construct such improvements (including financing costs but excluding reimbursements received from insurers or other third parties and the cost of any work ordered by the warranty given by Landlord pursuant to the Improvement Agreement attached hereto as Exhibit "C")
                                                                  -----------
shall be amortized on a straight line basis over the useful life of such improvements (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvement from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

          B. As Additional Rent, Tenant shall pay an amount equal to such monthly amortization payment for each month after such improvement is completed until the first to occur of (i) the expiration of the original Lease Term (excluding any extended terms), or (ii) the end of the term over which such costs were amortized, which amount shall be due at the same time the Base Monthly Rent is due.

     5.5  Liens:  Tenant shall keep the Premises free from any liens, and shall
          ------
pay when due all bills, arising out of any work performed by or materials furnished to Tenant, its subtenants, or their respective agents, employees or contractors relating to Leasehold Improvements in the Premises. If any such claim of lien is recorded, Tenant shall bond against or discharge the same within thirty (30) days after the same has been recorded against the Premises. Should any lien be filed against the Premises or any action commenced affecting title to the Premises, the party receiving notice of such lien or action shall immediately give the other party written notice thereof. Landlord, within thirty
(30) days after request from Tenant, shall execute and deliver any document reasonably required by any supplier, lessor or lender of Tenant in connection with the installation in the Premises of Tenant's personal property or Tenant's Trade Fixtures pursuant to which

Landlord waives any rights it may have with respect to such personal property or Trade Fixtures.

     5.6  Initial Improvements:  The construction of the initial
          --------------------
Improvements to the Premises shall be governed by the terms of the Improvement Agreement, attached hereto as Exhibit "C", and not the terms of this Article 5,
                              -----------
except as expressly so stated herein.


                                   ARTICLE 6
                                   ---------

                            REPAIR AND MAINTENANCE

     6.1  Tenant's Obligation to Maintain:  Except as otherwise provided in
          -------------------------------
Paragraph 6.2, Article 11 and Article 12 of this Lease and the Improvement Agreement, Tenant shall, at Tenant's sole expense and in accordance with the terms of this Lease, including Article 5, at all times during the Lease Term, clean, keep, and maintain in good order, condition, and repair and replace when necessary, and conduct regular inspections and servicing of, the Premises and every part thereof, including, but not limited to, (i) the roof membrane (but excluding the roof structure), (ii) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system, (iii) all fixtures, interior walls, floors, carpets and ceilings, (iv) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces), (v) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems), (vi) any automatic fire extinguisher equipment in the Premises, (vii) all landscaping (including any necessary replanting) and irrigation, and (viii) all parking areas, driveways, sidewalks, and other outside areas within the Premises (including any necessary painting, striping, patching or resurfacing). Tenant shall, at Tenant's sole expense and in accordance with the terms of this Lease, including Article 5, repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain, repair and replace when necessary all HVAC equipment and shall keep the same in good condition through regular inspection and servicing. No less frequently than annually, Tenant shall cause the Building to be inspected by a licensed HVAC repair and maintenance contractor approved by Landlord, each of whom shall submit the result of its inspection to Landlord and Tenant. Tenant shall perform such maintenance and repair work as is recommended by such inspector to the extent such work is reasonably necessary to keep the HVAC equipment in good order, condition, and repair. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the estimated cost of any item of repair or replacement is in excess of Fifty Thousand Dollars ($50,000), then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used, and the contractor.

     6.2  Landlord's Obligation to Maintain:  Unless otherwise set forth in this
          ---------------------------------
Lease, during the Lease Term, Landlord shall be responsible for the following, without right of reimbursement from Tenant (except to the extent any of the following are caused by Tenant or Tenant's agents, employees or invitees):

          A. Landlord shall maintain, repair and replace when necessary all structural parts of the Building (including, without limitation, the foundation, floor slab, load-bearing walls and roof system (excluding the roof membrane)).

          B. Landlord shall correct defects in design and construction of, and violations of Law relating to, the Improvements (but not Tenant's use and excluding

Tenant's Leasehold Improvements) which Laws existed as of the date the building permits for the Improvements were issued.

          C. Landlord shall be responsible for replacing when necessary because of age or wear and tear any part of the Building, including HVAC equipment, (excluding Leasehold Improvements and replacements necessitated by misuse or abuse by Tenant, or Tenant's employees, agents or invitees) and areas outside of the Building (e.g., replacement of parking area) where (a) the useful
                         ----
life of the replacement will extend beyond the remaining Lease Term (excluding options to extend that have not yet been exercised) and (b) the cost of the replacement (and all other replacements commenced within the same calendar year) exceeds twenty percent (20%) of the then prevailing Monthly Base Rent. If Landlord is responsible for a replacement, then Landlord shall make such replacement at its sole expense, but the cost thereof shall be amortized and Tenant shall pay Additional Rent on account of such amortization in accordance with the procedures set forth in Article 5.4 of this Lease. Notwithstanding the foregoing, this subparagraph C shall not apply to the matters governed by subparagraphs A and B in this Paragraph 6.2 above, for which Tenant shall have no reimbursement obligation.

     6.3  Warranties.  Landlord shall assign to Tenant for the term of this
          ----------
Lease the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant pursuant to this Lease. Landlord shall cooperate with Tenant in the enforcement of such warranties. A list of all warranties relating to the Premises to be assigned by Landlord to Tenant is set forth in Exhibit "D" which is attached hereto and incorporated herein by
             -----------
reference.

     6.4  Condition on Delivery.  As of the Commencement Date, Landlord shall
          ---------------------
deliver the Premises in good condition and repair, broom clean, with all electrical, mechanical, HVAC, plumbing and lighting equipment, systems and facilities in good working order, condition and repair.

     6.5  Tenant's Negligence:  Tenant shall pay for all damage to the Premises
          -------------------
caused by the intentional or negligent act or omission of Tenant, its employees, contractors, or invitees, or by the failure of Tenant to discharge promptly its obligations under this Lease or to comply with the terms of this Lease, but only to the extent such damage is not covered by insurance proceeds actually recovered by Landlord under policies paid for by Tenant, as set forth in Article 9 hereof. Tenant shall make payment therefor on demand by Landlord.


                                   ARTICLE 7

                         WASTE DISPOSAL AND UTILITIES

     7.1  Waste Disposal:  Tenant shall store its waste either inside the
          --------------
Premises or within outside trash enclosures that are (i) fully fenced and screened in compliance with all Private Restrictions and (ii) designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     7.2  Hazardous Materials:  Landlord and Tenant agree as follows with
          -------------------
respect to the existence or use of "Hazardous Material" (as defined below) on the Premises:

          A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Landlord or Tenant on and after the Effective Date in or about the Premises shall strictly comply with all applicable Hazardous Materials Laws and shall be conducted in a manner which will not impair the health of any person on or about the Premises (including, without limitation, Landlord's and Tenant's employees, agents or invitees).

          B. Tenant at Tenant's sole expense shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord and Landlord's shareholders, directors, officers, employees, partners, affiliates and agents from and against any and all liabilities, losses, claims, damages, lost profits, diminution in value of the Premises or the Building, consequential damages, interest, penalties, fines, monetary sanctions, reasonable attorneys' fees, experts' fees, and court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the following:

               (1) The use, storage, release or disposal of Hazardous Materials on or about the Premises by Tenant, its subtenants, and their respective agents, employees, or contractors after the Effective Date; and

               (2) The exposure of any person to a Hazardous Material stored, used, released or disposed of by Tenant, its subtenants, and their respective agents, employees, or contractors in or about the Premises after the Effective Date.

          C. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant or its agents, employees, or contractors after the Effective Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established by any governmental agency having jurisdiction over such contamination, then Tenant at Tenant's sole expense shall promptly take any and all action necessary to clean up such contamination and return the Premises or Building to the condition that existed before the introduction of such Hazardous Material by Tenant or its agents, employees or contractors, to the extent required by applicable Law or to the extent required by an institutional owner of real property acting reasonably. Tenant shall first obtain Landlord's reasonable approval of the proposed remedial action. This provision does not limit the indemnification obligations of Tenant set forth in this Article 7. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work required as a result of any Hazardous Materials contamination caused by Tenant's use, storage, or disposal of Hazardous Materials on the Premises during the Lease Term.

          D. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any actual or threatened contamination of the Premises by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. At any time during the Lease Term, Tenant shall, within five (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Premises, the nature of such use, and the manner of storage and disposal.

          E. If Landlord has good cause to believe that the Premises has or may become contaminated by Hazardous Materials, Landlord may cause testing wells to be installed on the Premises in locations reasonably approved by Tenant, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if, and only if, such tests disclose the existence of Hazardous Material contamination caused by Tenant's use, storage, release or disposal of Hazardous Materials on the Premises during the Lease Term. Tenant shall have the right at any time after the Effective Date to conduct its own tests of the soil and ground water underlying the Premises by using wells installed by Landlord or wells installed by Tenant in locations, by a qualified consultant and in a manner first approved in writing by Landlord so long as each of the following conditions are satisfied: (i) such tests are conducted by Tenant at its own expense; (ii) it repairs any damage caused by such tests; (iii) Landlord shall have the right to review and monitor the manner in which such tests are conducted; (iv) all such tests shall be done in a safe and reasonable manner that complies with all laws and does not in any way cause or allow any Hazardous Materials to contaminate, or contribute to any existing contamination, if any, upon the property being tested; and (v) Tenant shall deliver to Landlord copies of the results of any such tests and shall use reasonable efforts to keep confidential, and to exercise reasonable controls over its consultants to keep confidential, the results of such tests (provided that Tenant may make such communications to a governmental entity if such communications are required by Law to be made by Tenant, provided that Landlord is notified in advance of such communications.)

          F. Landlord, at its sole cost, shall comply with all Laws regulating Hazardous Materials affecting the Premises (without right of reimbursement from Tenant) to the extent that such compliance is not made the responsibility of Tenant pursuant to subparagraphs 7.2B or 7.2C.

          G. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article Il of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C.
9601), (iv) a pollutant, contaminant, or hazardous, dangerous, or toxic chemical material, or substance within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect), or (v) petroleum products, radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297g-4; asbestos in any form or condition; and polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

          H. As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material, or relates to public health and safety and protection of the environment.

          I. The obligations of Landlord and Tenant under this paragraph 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this paragraph 7.2. In the event of any inconsistency between any other part of this Lease and this paragraph 7.2, the terms of this paragraph 7.2 shall control.

     7.3  Utilities:  Tenant shall promptly pay, as the same become due, all
          ----------
charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term

     7.4  Compliance with Governmental Regulations:  Landlord and Tenant shall
          -----------------------------------------
comply with all rules, regulations and requirements promulgated by any national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control.
Landlord may voluntarily cooperate in a reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing energy or other resource consumption, so long as such cooperation does not unreasonably interfere with Tenant's business or result in Tenant incurring any additional costs. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe in order to maximize the efficient operation of the HVAC system and all other utility systems.


                                   ARTICLE 8
                                   ---------

                              REAL PROPERTY TAXES

     8.1  Real Property Taxes Defined:  The term "Real Property Taxes" as used
          ---------------------------
herein shall mean (i) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, ordinary or extraordinary, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments or resulting from a change in ownership or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Premises, the gross receipts, income, or rentals from the Premises, or the use of parking areas, public utilities, or energy within the Premises, and (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises (excluding charges, levies or fees directly related to the use, storage, disposal or release of Hazardous Materials on the Premises, which subject is governed by paragraph 7.2 hereof). If at any time during the Lease Term the method of taxation or assessment of the Premises prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income, or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include any estate, inheritance, transfer, gift, excise, capital stock or franchise taxes of Landlord or the local, state or federal net income tax imposed on Landlord's income from all sources.

     8.2  Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall
          --------------------------------
pay to Landlord all Real Property Taxes which become due during the Lease Term. Tenant shall pay such Real Property Taxes (i) within thirty (30) days after being billed for the same by Landlord, or (ii) no later than ten (10) days before such Real Property Tax becomes delinquent, whichever last occurs. If requested by Tenant in writing within thirty (30) days of receipt of a bill for Real Property Taxes, Landlord shall furnish Tenant with such evidence as is reasonably available to Landlord with respect to the amount of any Real Property Tax which is part of such bill. Tenant may not withhold payment of such bill pending receipt and/or review of such evidence. As provided in paragraph 3.3, Tenant's obligation to pay Real Property Taxes pursuant to this paragraph shall be prorated at the commencement and expiration of the Lease Term. If any Lender requires Landlord to impound Real Property Taxes on a periodic basis during the Lease Term, then Tenant, on notice from Landlord indicating this requirement, shall pay a sum of money toward its liability under this Article to Landlord on the same periodic basis in accordance with the Lender's requirements. Landlord shall impound the Real Property Tax payments received from Tenant in accordance with the requirements of the Lender (if any). If any assessments are levied against the Property, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time payment of Real Property Taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

     8.3  Tenant's Right to Contest:  Tenant shall have the right, by
          -------------------------
appropriate proceedings, to protest or contest any assessment or reassessment of Real Property Taxes or any change in the tax rate. Landlord shall notify Tenant in writing of any change in the assessments or the tax rate within sufficient time to allow Tenant to review and, if it so desires, to contest or protest such change. Tenant shall notify Landlord in writing within sixty (60) days after receipt of Landlord's notice if Tenant elects to make a contest or protest. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will, at Tenant's request and provided Landlord is not put to any expense thereby, cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. If Tenant does not pay the Real Property Taxes when due which are the subject of such protest or contest, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond issued by an insurance company qualified to do business in California. The amount of the bond shall equal 125% of the total amount of Real Property Taxes in dispute. The bond shall hold Landlord and the Property harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered. Any contest conducted by Tenant under this paragraph shall be at Tenant's expense and if interest or late charges become payable with respect to Real Property Taxes as the result of such contest or protest, Tenant shall reimburse Landlord for the same.

     8.4  Taxes on Tenant's Property:  Tenant shall pay before delinquency any
          --------------------------
and all taxes, assessments, license fees and public charges levied, assessed or imposed against the property of Tenant situated within the Premises which become due during the Lease Term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.


                                   ARTICLE 9
                                   ---------

                                   INSURANCE

     9.1  Tenant's Insurance:  Tenant shall maintain insurance complying with
          ------------------
all of the following:

          A. Tenant shall procure, pay for and keep in full force and effect the following:

               (1) Comprehensive general liability insurance against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Minimum Liability Insurance Coverage, which insurance shall contain (i) a "contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in paragraph 10.3, and (ii) a "fire legal liability" endorsement;

               (2) Fire and property damage insurance against loss caused by fire, extended coverage perils, pressure vessel boiler insurance, sprinkler leakage, if applicable, vandalism, malicious mischief and such other additional perils as now are or hereafter may be included in a standard extended coverage endorsement from time to time in general use in the county in which the Premises are located, insuring Tenant's personal property, inventory, Trade Fixtures and Leasehold Improvements within the Premises for the full actual replacement cost thereof; and

               (3) Such other insurance that is reasonably required by Landlord and customarily carried by tenants of similar property in the area at the time.

          B. Each policy of insurance required to be carried by Tenant pursuant to this paragraph other than the insurance described by subparagraph 9.1A(2) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insureds; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord;
(iii) shall be in a form reasonably satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation or lapse except after at least thirty (30) days prior written notice to Landlord; (vi) shall contain a cross liability endorsement; (vii) shall contain a waiver by the insurer of any right to subrogation against Landlord, its agents, employees and contractors which might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or contractors; and (viii) shall contain a "severability" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements hereof.

          C. A copy of each paid-up policy evidencing the insurance required to be carried by Tenant pursuant to this paragraph (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this paragraph, and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its contractors enters the Premises and upon renewal of such policies, but not less than thirty (30) days prior to the expiration of the term of such coverage. If Landlord's lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this paragraph is not adequate, then Tenant shall increase such coverage for such insurance to such amount as Landlord's lender, insurance advisor or counsel reasonably deems adequate, not to exceed the level of coverage commonly carried by comparable businesses similarly situated for such insurance.

     9.2  Landlord's Insurance:  Landlord shall have the following obligations
          --------------------
and options regarding insurance:

          A. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called "all risk" form (including such perils as are commonly covered by such form of coverage) insuring Landlord (and such others as Landlord may designate) against loss of rents (including Monthly Base Rent and Additional Rent) for a period of not less than twelve (12) months and from physical damage to the Improvements with coverage of not less than the full replacement cost thereof. Landlord may so insure the Improvements separately, or may insure the Improvements with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Such fire and property damage insurance, at Landlord's election, (i) may provide coverage for physical damage to the Improvements so insured up to the then full replacement cost thereof, (ii) may be endorsed to cover loss caused by such additional perils against which Landlord may reasonably elect to insure, including earthquake and/or flood (to the extent such insurance is available on commercial reasonable terms), (iii) may contain reasonable "deductibles" which in the case of the "all-risk" insurance shall not exceed Twenty-Five Thousand Dollars ($25,000) without the prior approval of Tenant and which, in the case of earthquake and flood insurance, may be up to ten percent (10%) of the replacement value of the property insured or such higher amount as is then commercially reasonable, and (iv) may contain additional endorsements or coverage reasonably required by Landlord or any Lender, including an "agreed amount" endorsement, demolition insurance, and difference in condition coverage. Landlord shall not be required to cause such insurance to cover any Trade Fixtures, Leasehold Improvements or any inventory or other personal property of Tenant.

          B. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises with combined single limit coverage in such amount as Landlord may from time to time determine is reasonably necessary for its protection.

          C. Each policy of insurance required to be carried or actually carried pursuant to subparagraph 9.2A shall contain a waiver by the insurer of any right to subrogation against Tenant, its agents, employees, contractors, subtenants, successors and assigns which might arise by reason of any payment under such policy or by reason of any act or omission of Tenant, its agents, employees, contractors, subtenants, successors and assigns; (ii) shall provide, if the policy is a blanket policy, that the amount of insurance proceeds available under such policy shall not be reduced, due to other losses insured against by the same policy, to less than the amount of insurance Landlord is required to maintain pursuant to this Lease; and (iii) shall contain a "severability" clause (where applicable).

     9.3  Tenant's Obligation to Reimburse:  The cost of the insurance premiums
          --------------------------------
carried pursuant to paragraph 9.2 shall be paid by Tenant within ten (10) days after written request therefor from Landlord. Tenant shall also be liable for the "deductibles" with respect to any loss or losses covered by insurance carried by Landlord pursuant to paragraph 9.2 of this Lease, provided that the aggregate amount of such "deductibles" per casualty does not exceed an amount equal to Ten Percent (10%) of the replacement cost of the Improvements ("Tenant's Share of Deductibles"). If the deductibles are greater than the amount equal to Tenant's Share of Deductibles and Tenant refuses to pay such excess amount, Landlord may (i) terminate this Lease or (ii) keep the Lease is full force and effect and pay such excess amount at its sole cost and expense, without any right of reimbursement from Tenant. If the "deductibles" are less than or equal to Tenant's Share of Deductibles or if Landlord does not elect to terminate this Lease, Tenant shall pay Tenant's Share of Deductibles to Landlord as follows: (i) an amount equal to one (1) month's Monthly Base Rent shall be paid to Landlord within ten (10) days after Tenant receives written notice from Landlord of the total deductible due and owing; and (ii) the rest of "deductibles" owed by Tenant (not to exceed ten percent (10%) of the replacement cost of the Improvements minus an amount equal to one (1) month's Base Monthly
Rent) shall be amortized in accordance with Paragraph 5.4 of this Lease.

     9.4  Release and Waiver of Subrogation:  Notwithstanding anything to the
          ---------------------------------
contrary in this Lease: the parties hereto release and waive their respective rights of recovery against each other, and their respective agents, employees, contractors, invitees, successors, subtenants and assigns and from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage or any insurance policy required to be maintained under this Lease, regardless of the negligence or willful misconduct of the entity so released; provided, however, that any such person or entity shall not be released from such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by the insured from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use its best efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.


                                  ARTICLE 10
                                  ----------

               LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY

     10.1 Limitation on Landlord's Liability:  Landlord shall not be liable to
          ----------------------------------
Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent, for any injury to Tenant, its agents, employees, contractors or invitees, damage to Tenant's property, or loss to Tenant's business resulting from any (i) failure or interruption of any

HVAC or other utility system or service; (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord; (iii) maintenance, repairs or improvements to the Premises; (iv) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Premises; or (v) vandalism or forcible entry by unauthorized persons. Notwithstanding the foregoing, Landlord shall be liable for any such injury, damage or loss which is caused by Landlord's negligence or willful misconduct of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure to the extent such injury, damage or loss is not covered by insurance proceeds actually received. This exculpation clause shall survive the expiration or earlier termination of the Lease until all claims are barred, and shall not be interpreted or construed as an attempt by Landlord to be relieved of all liability arising out of a nondelegable duty on the part of Landlord. Tenant acknowledges that this Section 10.1 was negotiated with the Landlord, that the consideration for it is fair and adequate, and that Tenant had a fair opportunity to negotiate, accept, reject, modify or alter it.

     10.2 Limitation on Tenant's Recourse:  So long as the Landlord is a
          -------------------------------
corporation, trust, partnership, joint venture, unincorporated association or other form of business entity, (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity, and (ii) Tenant shall have recourse only to the assets of such business entity for the satisfaction of such obligations and not against the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives, other than to the extent of their interests in the assets owned by such business entity.

     10.3 Indemnification of Landlord:  Tenant shall hold harmless, indemnify
          ---------------------------
and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord, from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage (i) resulting from any cause or causes whatsoever (other than the negligence or willful misconduct of Landlord) occurring in or about the Premises after the Commencement Date, or (ii) resulting from the negligence or willful misconduct of Tenant, its agents, employees and contractors, wherever and whenever the same may occur. The provisions of this paragraph shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or sooner termination.

     10.4 Indemnification of Tenant:  Notwithstanding anything contained in this
          -------------------------
Lease to the contrary, Tenant shall neither release Landlord from, nor indemnify Landlord with respect to, and Landlord shall indemnify and hold harmless Tenant from all losses, costs, claims and damages (including reasonable attorneys' fees) arising from or relating to: (i) the negligence or willful misconduct of Landlord or its agents, employees or contractors; or (ii) a breach of Landlord's obligations under this Lease.


                                  ARTICLE 11
                                  ----------

                              DAMAGE TO PREMISES

     11.1 Landlord's Duty to Restore:  If the Premises are damaged by any peril
          --------------------------
after the Effective Date of this Lease, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to paragraph 11.2 or by Tenant pursuant to paragraph 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to paragraph 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either paragraphs 11.2 or 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and Improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Leasehold Improvements installed by Tenant and existing at the time of such damage or destruction, to the extent required by Tenant for its business operations in the Premises.

     11.2 Landlord's Right to Terminate:  Landlord shall have the right to
          -----------------------------
terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within thirty (30) days after the date of such damage:

          A. The Improvements are damaged by an Insured Peril within the last three (3) years of the Lease Term (or Option Term) to such an extent that the estimated cost to restore equals or exceeds seventy-five percent (75%) of the then actual replacement cost of the Premises;

          B. The Improvements are damaged by an Uninsured Peril, to such an extent that the estimated cost to restore (in excess of the proceeds available, if any) exceeds ten percent (10%) of the replacement cost of the Premises; provided, however, that Landlord may not terminate the Lease pursuant to this subparagraph 11.2B if Tenant agrees in writing to pay the amount by which the restoration cost exceeds ten percent (10%) of the replacement cost of the Premises and deposits an amount equal to the estimated amount of such excess with Landlord within thirty (30) days after Landlord has notified Tenant of its election to terminate the Lease pursuant to this subparagraph 11.2B;

          C. The Improvements are damaged by any peril within twelve (12) months of the last day of the Lease Term (or Option Term) to such an extent that the estimated cost to restore exceeds an amount equal to six (6) times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph 11.2C if Tenant, at the time of such damage, has a then valid written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within thirty (30) days following the date of such damage; or

          D. The Improvements are damaged by any peril and, because of the Laws then in force, may not be restored at reasonable cost to substantially the same condition in which they were prior to such damage because of a substantial increase in the cost of restoration directly related to changes in Laws that have occurred since the Improvements were constructed which substantial increase is not covered by insurance proceeds actually recovered by Landlord; provided, however, that Landlord may not terminate the Lease pursuant to this subparagraph 11.2D if (i) Tenant agrees in writing to pay the additional restoration costs directly related to changes in Laws that have occurred since the Improvements were constructed to the extent it is not covered by insurance proceeds actually recovered by Landlord, and Tenant deposits such amount within thirty

(30) days after Landlord has exercised its option to terminate the Lease, or
(ii) the Improvements may be redesigned in a manner that does not materially change their size, configuration or value which redesign would result in Landlord being able to restore the Improvements at reasonable cost and would not result in there being insufficient insurance proceeds actually recovered by Landlord so long as Landlord and Tenant reach agreement upon such redesign within sixty (60) days after Landlord has exercised its option to terminate the Lease. For purposes of this subparagraph 11.2D, a "substantial increase in the cost of restoration" shall mean an increase of ten percent (10%) or more over what the restoration costs would have been had no changes in the Laws occurred since the Improvements were originally constructed.

          E. If Tenant elects to make a deposit to avoid a termination of this Lease by Landlord pursuant to subparagraph 11.2B or 11.2D, the following shall apply to such deposit: (i) the deposit may be in the form of cash or an irrevocable letter of credit; (ii) any irrevocable letter of credit provided by Tenant to satisfy this requirement must be payable to Landlord, be in the amount of the required deposit, be in form reasonably acceptable to Landlord, and provide for the disbursal of funds to Landlord upon Landlord's certification that the same are needed to pay for restoration costs actually incurred; and
(iii) the deposit shall be disbursed to Landlord as it is needed to pay restoration costs as they come due on a progress payment basis in accordance with good construction lending practices, and Tenant shall take such action as is necessary to cause the deposit to be so disbursed.

          F. As used herein, the following terms shall have the following meanings:

               (1) The term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds are sufficient (except for any "deductible" amount specified by such insurance) to restore the Improvements under then-existing building codes to the condition existing immediately prior to the damage;

               (2) The term "Uninsured Peril" means a peril not actually insured against, or a peril actually insured against but for which the insurance proceeds are for any reason (except for any "deductible" amount specified by such insurance and complying with this Lease) insufficient to restore the Premises under then-existing building codes to the condition existing immediately prior to the damage.

     11.3 Tenant's Right to Terminate:  If the Improvements are damaged by any
          ---------------------------
peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to paragraph 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate on or before the later to occur of the thirtieth (30) day after the date of such damage or Tenant receives from Landlord the estimate of the time needed to complete such restoration:

          A. The Improvements are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Improvements under then-existing building codes to the condition existing immediately prior to the damage cannot be substantially completed within one (1) year after the date of such damage or the Improvements are not in fact restored to said condition within said one (1) year period; or

          B. The Improvements are damaged by any peril within twelve (12) months of the last day of the Lease Term and in the reasonable opinion of Landlord's architect or construction consultant the restoration of the Improvements under then-existing building codes to the condition existing immediately prior to the damage cannot be substantially completed within ninety
(90) days after the date of such damage or are not in fact restored to said condition within said ninety (90) day period.

     11.4 Abatement of Rent:  In the event of damage to the Improvements, the
          -----------------
Base Monthly Rent and Additional Rent shall be temporarily abated from the date of the damage until the date of substantial completion of restoration of the Improvements, in proportion to the degree to which Tenant's use of the Premises is impaired by such damage and only to the extent that Landlord is reimbursed from the proceeds of rental interruption insurance as provided for herein. Tenant shall not be entitled to any compensation or damages from Landlord for loss or interruption of Tenant's business or property loss or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.


                                  ARTICLE 12
                                  ----------

                                 CONDEMNATION

     12.1 Termination by Landlord:  Landlord shall have the right to terminate
          -----------------------
this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all of the Premises is so taken,
(ii) more than twenty-five percent (25%) of the area of the Building is so taken, or (iii) more than fifty percent (50%) of the land area of the Premises is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time after the condemnor has commenced judicial action or entered into a binding agreement to effect such taking, using all reasonable efforts to provide Tenant with at least one hundred eighty (180) days prior notice of the date upon which possession is to be taken by the condemnor. If Landlord so exercises such option to terminate, such termination shall be effective as of the date possession is taken by the condemnor

     12.2 Termination by Tenant:  Tenant shall have the right to terminate this
          ---------------------
Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) all of the Premises is so taken,
(ii) twenty-five percent (25%) or more of the area of the Building is so taken and that part of the Building that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or (iii) there is a taking of the land area of the Premises and, as a result of such taking, Landlord cannot provide parking spaces within walking distance of the Premises equal in number to at least ninety percent (90%) of the number of spaces that existed prior to the condemnation, whether by rearrangement of the remaining parking areas (including construction of multi-deck parking structures or re-striping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within one hundred and eighty (180) days after Tenant has been notified in writing by Landlord that the condemnor has commenced judicial action or entered into a binding agreement to effect such taking. If Tenant so exercises such option to terminate, such termination shall be effective on the date that possession is taken by the condemnor.

     12.3 Restoration and Abatement of Rent:  If any part of the Premises is
          ---------------------------------
taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises to substantially the same condition in which they existed as of the Commencement Date, excluding any Leasehold Improvements, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent and Additional Rent shall be reduced in the proportion to the degree to which Tenant's use of the Premises is impaired by such damage.

     12.4 Temporary Taking:  If any portion of the Premises is temporarily taken
          ----------------
for nine (9) months or less, this Lease shall remain in effect, but Tenant shall be entitled to recover any award that is made for such taking. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds nine (9) months or which extends beyond the natural expiration of the Lease Term, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

     12.5 Division of Condemnation Award:  Any award made as a result of any
          ------------------------------
condemnation of the Premises shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award for any temporary taking where this Lease is not terminated as a result of such taking or that is made directly to Tenant (i) for the taking of personal property or Trade Fixtures of Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill, (iv) the value of any Leasehold Improvements installed at Tenant's expense which Tenant has the right to remove, or (v) the unamortized value of Leasehold Improvements installed at Tenant's expense which Tenant does not have the right to remove. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                                  ARTICLE 13
                                  ----------

                             DEFAULT AND REMEDIES

     13.1 Events of Tenant's Default:  Tenant shall be in default of its
          --------------------------
obligations under this Lease if any of the following events (an "Event of Default") occurs:

          A. Tenant shall have failed to pay Base Monthly Rent or any Additional Rent when due and such failure is not cured within five (5) days after receipt of written notice from Landlord specifying such failure to pay; or

          B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within thirty (30) days after receipt of written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence to prosecute such cure to completion where such breach could not reasonably be cured within said thirty
(30) day period. Notwithstanding anything to the contrary in this Section 13.1B, in the event Tenant fails to perform any of its obligations under this Lease and such failure poses imminent danger of materially interfering with Landlord's business or causing injury to persons or property, if Tenant does not commence the cure of such default within five (5) days after written notice from Landlord specifying the nature of such default, then Landlord may immediately take action to cure such default, and Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in connection with curing such default within five (5) days after receipt of a written demand therefor; or

          C. Tenant shall have made a general assignment of its assets for the benefit of its creditors; or

          D. Tenant shall have permitted the sequestration or attachment of, or execution on, or the appointment of a custodian or receiver with respect to, all or any substantial part of the property of Tenant or any property essential to the conduct of Tenant's business, and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

          E. A court shall have made or entered any decree or order with respect to Tenant, or Tenant shall have submitted to or sought a decree or order (or a petition or pleading shall have been filed in connection therewith) which:
(i) grants or constitutes (or seeks) an order for relief, appointment of a trustee, or confirmation of a reorganization plan under the bankruptcy laws of the United States; (ii) approves as properly filed (or seeks such approval of) a petition seeking liquidation or reorganization under said bankruptcy laws or any other debtor's relief law or statute of the United States or any state thereof; or (iii) otherwise directs (or seeks) the winding up or liquidation of Tenant; and such petition, decree or order shall have continued in effect for a period of sixty (60) or more days; or

     13.2 Landlord's Remedies:  Upon the occurrence of an Event of Default by
          -------------------
Tenant, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or equity or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          A. Landlord may, at Landlord's election, keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right but not the obligation to make payments required of Tenant or perform Tenant's obligations and the right to be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the right to bring an action in law or equity to enforce Landlord's rights and remedies, including the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease.

          B. Landlord may, at Landlord's election, terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice (the "Termination
Date").   Tenant shall surrender possession to Landlord on or before the
Termination Date. Any termination under this subparagraph shall not relieve Tenant from its obligation to pay sums then due Landlord under the terms of this Lease, including any obligation of Tenant to indemnify Landlord set forth in this Lease, or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; (iii) any action taken to maintain and preserve the Premises; or (iv) any action taken to relet the Premises or any portions thereof, for the account of Tenant and in the name of Tenant.

          C. If an Event of Default occurs and Tenant abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by the third sentence of subparagraph 13.2B immediately preceding, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4 as in effect on the Effective Date of this Lease.

          D. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date of this Lease. For purposes of computing damages pursuant to Section 1951.2, an interest rate equal to the Agreed Interest Rate shall be used where permitted. Such damages shall include without limitation:

               (1) The worth at the time of award of any unpaid Rent which had been earned as of the Termination Date, to be computed by allowing interest at the Agreed Rate (but in no case greater than the maximum amount of interest permitted by Law);

               (2) The worth at the time of award of the amount by which the unpaid Rent which would have been earned between the Termination Date and the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, to be computed by allowing interest at the Agreed Rate (but in no case greater than the maximum amount of interest permitted by Law);

               (3) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

               (4) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

               (5) For purposes of this Article, (i) the term "rent" includes the Base Monthly Rent and all Additional Rent, and (ii) if it becomes necessary to determine the amount of Additional Rent that would have become due had Tenant not breached its obligations under this Lease, all such Additional Rent shall be computed on the basis of the average monthly amount thereof accruing during the Lease Term as of the date of termination.

     13.3 Landlord's Default and Tenant's Remedies:  In the event Landlord fails
          ----------------------------------------
to perform any of its obligations under this Lease and fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence to prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period, then Tenant shall have all rights and remedies that exist at law or in equity, including without limitation the right to compel Landlord to perform its obligations and/or to recover damages caused by such failure to perform. Notwithstanding the foregoing, in the event Landlord fails to perform any of its obligations under this Lease and such failure poses imminent danger of materially interfering with Tenant's business or causing injury to persons or property, if Landlord does not commence the cure of such default within five (5) days after written notice from Tenant specifying the nature of such default, then Tenant may immediately take action to cure such default, and Landlord shall reimburse Tenant for all reasonable costs incurred by Tenant in connection with curing such default within five (5) days after receipt of a written demand therefor. Tenant waives the provisions of Sections 1931(2), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease.

     13.4 Waiver:  One party's consent to or approval of any act by the other
          ------
party requiring the first party's consent or approval shall not be deemed to waive or render unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained. No receipt by Landlord of a lesser payment than any amount due under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord's right to recover all amounts due and pursue all other remedies provided for in this Lease. Landlord's receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of that Rent shall not waive or affect such prior notice, action, or judgment.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING

     14.1 By Tenant:  The following provisions shall apply to any assignment,
          ---------
subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this paragraph as "Tenant"):

          A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer"), whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) transfer any right appurtenant to this Lease or the Premises; or (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant's notice given to Landlord pursuant to subparagraph 14.1B below, and
(iii) in the case of an assignment contains the agreement of the proposed transferee to assume all obligations of Tenant related to the Transfer arising after the effective date of such Transfer. If Landlord fails to respond in writing to Tenant's request for Landlord's consent to a Transfer within fifteen
(15) days of receipt of such request, Landlord will be deemed to have consented to such Transfer. Any attempted Transfer without Landlord's consent shall constitute a default by Tenant and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this paragraph 14.1 as to any subsequent Transfer nor a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

          B. Tenant shall give Landlord at least fifteen (15) days prior written notice of any desired Transfer and of the proposed terms of such Transfer including but not limited to (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, and (if readily available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; and (iv) such other information as may be reasonably requested by Landlord. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph 14.1B. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer.

          C. If Tenant is a corporation, the sale or transfer in the aggregate over the Lease Term of a controlling percentage of the capital stock of Tenant, shall be deemed a voluntary assignment of Tenant's interest in this Lease; provided, however, that the foregoing shall not apply to corporations the capital stock of which is publicly traded. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

          D. Notwithstanding anything contained in this Article 14, so long as Tenant otherwise complies with the provisions of this paragraph, Tenant may enter into any of the following transfers (a "Permitted Transfer") without Landlord's prior written consent:

               (1) Tenant may sublease all or part of the Premises or assign its interest in this Lease to any Tenant Affiliate (as defined in paragraph 1.19).

               (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant at the time of transfer.

               (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant at the time of transfer.

     14.2 By Landlord:
          ------------

          A. Prior to Substantial Completion of the Improvements and correction and repair of any deficiencies thereof listed on the punch list (as said terms are defined in, and in accordance with, the Improvement Agreement attached hereto as Exhibit "C"), Carl D. Panattoni, Rodney B. Johnson, and
                   -----------
Benjamin S. Catlin shall have the one time right to assign or transfer their entire interest in the Premises and/or Lease only if such transferee expressly assumes in writing all of Landlord's obligations and liabilities pursuant to the Lease, and only if Carl D. Panattoni, Rodney B. Johnson, and Benjamin S. Catlin (the "Original Landlords"), personally, and jointly and severally, guarantee all of the "Landlord's" obligations and liabilities under this Lease in accordance with the terms and conditions of that certain Guaranty, a copy of which is attached hereto as Exhibit "E" (the "Guaranty"). Each Original Landlord shall
                   -----------
execute the Guaranty and their individual spouses, if any, shall each execute a Consent to Guaranty, and the Original Landlords shall deliver both the Guaranty and Consent(s) to Guaranty (if any) to Tenant prior to the effective date of any such assignment or transfer of the Premises and/or this Lease by the Original Landlords. The Original Landlords' failure to execute and deliver the Guaranty and Consent(s) to Guaranty, if applicable, to Tenant on or before the effective date of such assignment or transfer of the Premises and/or this Lease in the form attached hereto as Exhibit "E", shall constitute a Default by Landlord
                        -----------
under this Lease, and Tenant shall have the right, in its sole discretion, to terminate this Lease upon written notice to Landlord, and any such assignment or transfer shall be null and void. If, and only if, Tenant actually receives an original Guaranty, fully executed by each Original Landlord, and Consent(s) to Guaranty, if any, from all of the spouses of the Original Landlords, then, and only then, shall the Original Landlords be released and relieved of any further obligations as the "Landlord" under this Lease, it being agreed to and intended that from and after the effective date of any such assignment or transfer that the Original Landlords shall instead be personally, and jointly and severally, liable for all payment and performance obligations of the "Landlord" under this Lease in accordance with the terms of the Guaranty.

          B. Following Substantial Completion of the Improvements and correction and repair of any deficiencies thereof listed on the punch list (as said terms are defined in, and in accordance with, the Improvement Agreement attached hereto as Exhibit "C"), Landlord and its successors in interest shall
                   -----------
have the right to transfer its interest in the Premises at any time thereafter and to any person or entity provided such transferee expressly assumes in writing all of Landlord's obligations and liabilities pursuant to the Lease. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term "Landlord" as used herein shall mean the transferee of such interest in the Premises.

                                  ARTICLE 15
                                  ----------

                              GENERAL PROVISIONS

     15.1 Landlord's Right to Enter:  Landlord and its agents may enter the
          -------------------------
Premises at any reasonable time upon at least twenty four (24) hours' prior written notice (except in the case of emergency) for the purpose of (i) inspecting the same; (ii) posting notices of non-responsibility, (iii) supplying any service to be provided by Landlord to Tenant, (iv) showing the Premises to prospective purchasers, mortgagees or tenants (provided, however, that Landlord may only show the Premises to prospective tenants during the last six (6) months of the Lease Term or at any time after an Event of Default has occurred and is continuing), (v) making necessary alterations, additions or repairs, (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord, (vii) placing upon the Premises ordinary "for lease" signs (during the last six (6) months of the Lease Term only) or "for sale" signs, and/or (viii) in case of an emergency. During any such entry, Landlord (i) shall be accompanied by a representative of Tenant (if Tenant requests and provides such representative), (ii) shall comply with all security procedures of Tenant while therein, and (iii) shall at all times minimize interference with Tenant's business and use of the Premises. In the event of an emergency, Landlord shall have the right to use any and all means Landlord may deem necessary and proper to open the doors of the Premises. Any entry into the Premises or portions thereof obtained by Landlord by said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

     15.2 Surrender of the Premises:  Immediately prior to the expiration or
          -------------------------
upon the sooner termination of this Lease, Tenant shall remove all Tenant's Trade Fixtures and other personal property, and shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, reasonable wear and tear, damage caused by fire, other perils or condemnation and damage caused by Landlord's negligence or willful misconduct excepted, with all interior walls cleaned, all carpets shampooed and cleaned, all HVAC equipment within the Premises in operating order and in good repair, and all floors cleaned, all to the reasonable satisfaction of Landlord. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Leasehold Improvements designated by Landlord and repair all damage caused by such removal if Tenant is required to so remove such Leasehold Improvements pursuant to paragraph 5.2. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all reasonable costs incurred by Landlord in returning the Premises to the required condition, plus interest on all such costs incurred at the Agreed Interest Rate.

     15.3 Holding Over:  This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Base Monthly Rent required during the last month of the Lease Term.

     15.4 Subordination:  The following provisions shall govern the relationship
          -------------
of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, and any renewal, modification, consolidation, replacement or extension thereof (a "Security Instrument"):

          A. This Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

          B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as an Event of Default has not occurred and is not continuing, unless this Lease is otherwise terminated pursuant to its terms. No subordination of this Lease to a Security Instrument shall be effective until the holder of a Security Instrument executes a non-disturbance agreement in favor of Tenant that is in a form reasonably acceptable to Tenant.

          C. Tenant shall execute any document or instrument reasonably required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant.

     15.5 Tenant's Attornment:  Tenant shall attorn (i) to any purchaser of the
          -------------------
Premises at any foreclosure sale or private sale conducted pursuant to any security instrument encumbering the Premises, (ii) to any grantee or transferee designated in any deed given in lieu of foreclosure, or (iii) to the lessor under any underlying ground lease should such ground lease be terminated provided any such purchaser, grantee, transferee or ground lessor agrees to recognize all of Tenant's rights, interests and options under this Lease in writing.

     15.6 Mortgagee Protection:  In the event of any default on the part of the
          --------------------
Landlord, Tenant will use reasonable efforts to give notice by registered mail to any Lender or lessor under any underlying ground lease whose name and address has been provided to Tenant in writing and shall offer such Lender or lessor a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

     15.7 Estoppel Certificates and Financial Statements:  At all times during
          ----------------------------------------------
the Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party an estoppel certificate,
(i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within ten (10) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement, (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid in advance. At any time during the Lease Term, Tenant shall, upon ten (10) days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises; provided, however, that so long as Tenant is a public company the stock of which is publicly traded, Tenant shall only be obligated to provide to Landlord such financial information as has been made available to the public in filings with the Securities and Exchange Commission. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant shall be audited by an independent certified public accountant. Landlord shall use reasonable efforts to keep confidential all financial statements delivered to it by Tenant pursuant to this paragraph and shall cause any potential Lender or buyer of the Premises to whom such statements are delivered to also agree to use reasonable efforts to keep such statements confidential.

     15.8   Force Majeure:  Any prevention, delay or stoppage due to strikes,
            -------------
lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay, or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     15.9   Notices:  Any notice required or desired to be given regarding this
            -------
Lease shall be in writing and shall be personally served, or in lieu of personal service may be given by mail. If served by mail, such notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified and postage prepaid, return-receipt requested addressed to the party to be served at its Address for Notices stated in paragraph 1.10, and (ii) in all other cases when actually received. Either party may change its address by giving notice of same in accordance with this paragraph.

     15.10  Attorneys' Fees:  In the event either Landlord or Tenant shall bring
            ---------------
any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court.

     15.11  Corporate Authority:  Each individual executing this Lease on behalf
            -------------------
of Landlord and Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the bylaws of said corporation and that this Lease is binding upon said corporation in accordance with its terms. Tenant and Landlord shall, within thirty (30) days after execution of this Lease, deliver to the other party a certified copy of the resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease.

     15.12  Miscellaneous:  Should any provision of this Lease prove to be
            -------------
invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.
Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. "Party" shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will" and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Where Tenant is obligated not to perform any act, Tenant is also obligated to restrain any others within its control from performing said act, including subtenants, agents, contractors and employees. Landlord shall not become or be deemed a partner nor a joint venturer with Tenant by reason of the provisions of this Lease.

     15.13  Termination by Exercise of Right:  If this Lease is terminated
            --------------------------------
pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate thirty (30) days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and except as otherwise set forth in this Lease neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination. This paragraph does not apply to a termination of this Lease by Landlord as a result of a default by Tenant.

     15.14  Brokerage Commissions:  Each party hereto represents and warrants to
            ---------------------
the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than CB Commercial Real Estate Group, Inc. Landlord will be responsible for paying any leasing commission that is owed to CB Commercial Real Estate Group, Inc. as a result of the execution of this Lease or exercise any Option to Extend this Lease.

     15.15  Obligation to Act Reasonably:  Whenever the consent or approval of a
            ----------------------------
party to this Lease is required to be obtained before the other party to this Lease may take an action, such consent or approval shall not be unreasonably withheld or delayed.

     15.16  Entire Agreement:  This Lease constitutes the entire agreement
            ----------------
between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's agent(s) has made any representation or warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law or (ii) suitability of the Premises or the Common Area for the conduct of Tenant's business. Tenant expressly waives all claims for damages by reason of any statement, representation, warranty, promise or other agreement of Landlord or Landlord's agent(s), if any, not contained in this Lease or in any addendum, exhibit or amendment hereto. No subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     15.17  Memorandum of Lease:  Within thirty (30) days after the Effective
            -------------------
Date, Landlord and Tenant shall execute and cause to be acknowledged a memorandum of this Lease in form suitable for recordation in the Official Records of Sacramento County, which memorandum shall be recorded. Upon the expiration or earlier termination of this Lease, if Landlord so requests, Tenant shall execute and deliver to Landlord in recordable form a quitclaim deed describing the Premises for the purpose of removing of record the memorandum of lease recorded in accordance with the provisions of this paragraph.

     15.18  Successors.  This Lease shall be binding on the parties hereto and
            ----------
on their respective heirs, successors and assigns (to the extent the Lease is assignable).

     15.19  Time.  Time is of the essence for the performance of each term,
            ----
covenant and condition of this Lease.

     15.20  Governing Law.  This Lease shall be construed and enforced in
            -------------
accordance with the laws of the State of California.

     15.21  Exhibits.  All exhibits attached hereto and referred to herein are
            --------
incorporated herein by this reference.

                                  ARTICLE 16
                                  ----------

                              OPTION TO TERMINATE

     16.1   Options:  Notwithstanding anything to the contrary in this Lease,
            -------
Tenant shall have the right to terminate this Lease, without any obligation to pay any termination fee or other monetary penalty, on the date which is (i) the tenth (10th) anniversary of the Commencement Date and (ii) on each anniversary of the Commencement Date thereafter prior to the Expiration Date (the "Termination Date"), provided that Tenant delivers written notice to Landlord at least nine (9) months prior to the Termination Date of its intention to terminate this Lease and specifying the date of termination that Tenant has chosen (a "Notice of Termination"). If Tenant gives Landlord a Notice of Termination in accordance with this Paragraph 16.1, this Lease shall terminate at 12:00 midnight on the Termination Date. Notwithstanding anything to the contrary in this Lease, if Tenant exercises its option to extend the term of this Lease under Article 17 of this Lease, Tenant's option to terminate this Lease under this Section 16.1 shall terminate.


                                  ARTICLE 17
                                  ----------

                               OPTION TO EXTEND

     17.1 Tenant shall have two (2) options to extend the Lease Term, each for a period of five (5) years (each of which is referred to herein as an "Option Term"). Each option may be exercised only by written notice delivered to Landlord not later than nine (9) months prior to the expiration of the then existing Lease Term. Tenant may not exercise any of such options at any time that there exists an Event of Default that is capable of being cured but has not been cured by Tenant. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during each Option Term, except that the Base Monthly Rent payable during each Option Term shall be adjusted in accordance with Paragraph 17.2 and there shall be no further option to extend the Lease Term at the end of the second (2nd) Option Term.

     17.2 The Base Monthly Rent payable during each Option Term shall be ninety percent (90%) of the "Fair Market Rent for the Premises" (as defined in Paragraph 17.4) as of the first day of the Option Term in question.

     17.3 Promptly following exercise of each option to extend, the parties shall meet and endeavor to agree upon the Fair Market Rent for the Premises.
If within fifteen (15) days after exercise of any of the options, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the Option Term in question, the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than eight (8) months before the expiration of the Lease Term. Within thirty (30) days after exercise of the option (but not sooner than eight (8) months before the expiration of the Lease Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless he has at least five (5) years experience in appraising major commercial property in Sacramento County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment the two appraisers reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty
(30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rent for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rent for the Premises as of the first day of the Option Term in question and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Sacramento County, California.

     17.4 For purposes of this Paragraph, the term "Fair Market Rent for the Premises" shall mean the going market rental for the Premises (assuming use is limited to the Permitted Use) in its then existing condition, "as is" based upon rents charged for comparably equipped space in buildings containing between 30,000 and 100,000 square feet, located within a five (5) mile radius of the Premises, taking into account all Improvements in the Premises made by Landlord (but adjusting for the age and then condition of such Improvements and the fact that Landlord is not obligated to make any further improvements before or during the Option Term in question) using as a guide equivalent space in the size range specified above of similar age, construction, quality, use and location. There shall be excluded from any determination of "Fair Market Rent for the Premises" the rental value attributable to any Leasehold Improvements constructed by Tenant with its own funds, or attributable to any Interior Improvements (as defined in the Improvement Agreement attached hereto as Exhibit "C") paid for by
                                                        -----------
Tenant in excess of the Interior Improvement Allowance, and all Trade Fixtures and personal property of Tenant located in the Premises. Any determination of "Fair Market Rent for the Premises" shall take into account rental concessions then prevailing in the market for similar space (e.g., "free rent," lease
                                                 ----
assumptions, payment of moving expenses, etc.).

     17.5 The provisions of this Paragraph 17.5 shall only apply if the Base Monthly Rent for any Option Term is established by appraisal conducted pursuant to Paragraph 17.3 hereof and if Tenant does not, in its sole discretion, approve the Fair Market Rent for the Premises established for the Option Term in question as so established by appraisal, then Tenant may rescind its exercise of the option in question by giving Landlord written notice of such election to rescind within fifteen (15) days after the Fair Market Rent for the Premises for the Option Term in question is so established by appraisal. If Tenant so timely rescinds its exercise of the option in question, then (i) the Lease shall terminate on the later to occur of either one hundred and eighty (180) days after Tenant's notice of rescission is delivered to Landlord or on the date the Lease would otherwise have terminated absent such exercise of the option in question by Tenant; and (ii) Tenant shall pay all costs incurred by Landlord in participating in any appraisal to establish the Fair Market Rent for the Premises for the Option Term in question.

                                  ARTICLE 18
                                  ----------

                              CONDITIONS TO LEASE

     Tenant's obligations under this Lease are conditioned upon the following:

     18.1   Purchase of Premises:  The parties hereby agree that this Lease is
            --------------------
conditioned upon Landlord's purchase of, and acquiring title to the Land. If Landlord fails to purchase the Land, Tenant shall have the right, in its sole discretion, to terminate this Lease upon written notice to Landlord, whereupon Landlord's and Tenant's obligations under this Lease shall terminate, except for any obligations which survive termination of this Lease, as expressly set forth in this Lease, and except that Landlord shall refund any prepaid Rent to Tenant.

     18.2   Construction Approvals:  The parties hereby agree that this Lease is
            ----------------------
conditioned upon Landlord obtaining a Building Permit, Site Plan Approval and Site Development Permit for the Premises in connection with the completion of the Improvements by the dates set forth in Section 14 of the Improvement Agreement (attached hereto as Exhibit "C"). If Landlord fails to obtain such
                              -----------
approvals, Tenant shall have the right, in its sole discretion, to terminate this Lease upon written notice to Landlord, whereupon Landlord's and Tenant's obligations under this Lease shall terminate, except for any obligations which survive termination of this Lease, as expressly set forth in this Lease, and except that (a) Landlord shall refund any prepaid Rent to Tenant and (b) Landlord shall be required to sell the Premises to Tenant upon such termination in accordance with Article 19 below.

                                  ARTICLE 19
                                  ----------

               LANDLORD'S OBLIGATION TO SELL PREMISES TO TENANT

     If Tenant terminates this Lease under Section 14.2.A or Article 18 prior to Substantial Completion of the Improvements (as defined in the Improvement Agreement attached hereto as Exhibit "C") and Landlord has acquired title to the
                             -----------
Land from Tenant, Landlord shall be required to sell the Land to Tenant for the same purchase price and upon the same terms and conditions that Landlord purchased the Land from Tenant pursuant to that certain Agreement to Purchase Real Property (the "Purchase Agreement"), dated as of the date of this Agreement, in the same condition, and subject only to those defects, liens and encumbrances of title existing prior to the date Landlord acquired title to the Land from Tenant (whereby Landlord shall be required to remove any and all defects, liens and/or encumbrances arising on or after the date the Landlord acquires title to the Land and any defects, liens and or encumbrances arising from any act or omission of Landlord or Landlord's agents, employees or contractors, including, without limitation, any deed of trust or other security instrument recorded against the Land, but excluding any encumbrances which were required by any public entity or agency having jurisdiction over the Land or its use, or any encumbrance (other than any deed of trust or other security instrument) affecting the Land for which Landlord has received Tenant's prior written consent), within thirty (30) days from the date Tenant notifies Landlord in writing of its election to terminate the Lease. If Tenant terminates this Lease under Section 14.2.A or Article 18 prior to Substantial Completion of the Improvements and Landlord has not acquired title to the Land, then notwithstanding anything to the contrary contained in any purchase agreement for the Land between Landlord and Tenant, Landlord shall not have the right to purchase the Land from Tenant. Tenant and Landlord acknowledge and agree that Tenant is obligated to sell the Land to Landlord, and Landlord is required to purchase the Land from Tenant, both in accordance with, and pursuant to the terms of the Purchase Agreement. If Tenant terminates this Lease under
Section 14.2.A or Article 18, or either Landlord or Tenant breaches their respective obligations to purchase or sell the Land, then notwithstanding anything to the contrary in this Lease or the Purchase Agreement, each shall have the following respective remedies:

     A.   Landlord's Remedy: If either Tenant terminates this Lease under
          -----------------
Section 14.2.A or Article 18, or (i) Close of Escrow fails to occur on or before the Closing Date set forth in the Purchase Agreement, or any extension thereof, for any reason other than Landlord's breach of the Purchase Agreement, and (ii) Landlord does not acquire title to the Land, Tenant shall pay to, and indemnify Landlord for, all direct out-of-pocket costs incurred by Landlord to construct the Improvements as of the Closing Date, as evidenced by paid invoices, or invoices for work already completed which are then owing but unpaid, submitted by Landlord to Tenant, provided such costs were incurred in accordance with the Improvement Agreement attached hereto as Exhibit "C".

     B.   Tenant's Remedy:  If either Tenant terminates this Lease under Section
          ---------------
14.2.A or Article 18, or Close of Escrow fails to occur on or before the Closing Date, or any extension thereof, due to a breach of the Purchase Agreement by Landlord ("Landlord's Purchase Breach"), Landlord shall pay to, and indemnify Tenant for, all damages proximately caused by Landlord's Purchase Breach, including not only those arising under the Purchase Agreement, but also those arising as a result of Landlord breaching its obligation to acquire, develop and lease the Land to Tenant pursuant to this Lease; provided, however, that the amount of said damages shall be reduced by the direct, out of pocket costs incurred by Landlord to construct the Improvements as of the date of Landlord's Purchase Breach, as evidenced by paid invoices submitted by Landlord to Tenant, provided such costs were incurred in accordance with the Improvement Agreement. In the event that Tenant terminates this Lease under Section 14.2.A or Article 18, as a result of Landlord's Purchase Breach, Tenant shall use reasonable efforts to mitigate Landlord's damages, which efforts may include, to the extent possible, obtaining another developer to complete construction of the Improvements.

     C.   Waiver:  The parties hereby expressly waive the provisions of
          ------
California Civil Code Sections 3007 and 3353, as may be amended, which set forth the measure of damages for a breach of an agreement to purchase an estate in real property.

     D.   Alternative Remedy:  In the event that Close of Escrow fails to occur
          ------------------
on or before the Closing Date, as may be extended, due to a breach of the Purchase Agreement by Tenant, Landlord shall have all the rights and remedies allowed at law or at equity, to the extent not inconsistent with this Agreement. In the event Close of Escrow fails to occur due to a breach of the Purchase Agreement by Landlord, Tenant shall have all the rights and remedies allowed at law or at equity, to the extent not inconsistent with this

Agreement. The provisions of this Section 19.D. shall be lieu of, and not in addition to, the respective remedies of the parties set forth in Sections 19.A and 19.B above.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date of this Lease.


AS LANDLORD:                            AS TENANT:

CARL D. PANATTONI,                      OBJECTIVE SYSTEMS INTEGRATORS,
RODNEY B. JOHNSON,                      INC., a Delaware corporation
and BENJAMIN S. CATLIN,
as tenants in common,
                                        By:    /s/ David M. Allen
                                               ------------------------

                                        Title:  VP and CFO
                                               ------------------------
By:  /s/ Carl D. Panattoni
     -------------------------------
     CARL D. PANATTONI

By:  /s/ Rodney B. Johnson
     -------------------------------
     RODNEY B. JOHNSON

By:  /s/ Benjamin S. Catlin
     -------------------------------
     BENJAMIN S. CATLIN

                                 "EXHIBIT "C"
                                 ------------

                             IMPROVEMENT AGREEMENT
                             ---------------------
                                   (Phase II)

     THIS IMPROVEMENT AGREEMENT (the "Agreement") is made part of that Lease dated for reference purposes as of December ___, 1998 (the "Lease") by and between CARL D. PANATTONI, RODNEY B. JOHNSON, AND BENJAMIN S. CATLIN, as tenants in common (collectively, "Landlord"), and OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("Tenant"). Landlord and Tenant agree that the following terms are a part of the Lease:

     1.   Purpose of Improvement Agreement:  The purpose of this Agreement is to
          --------------------------------
set forth the rights and obligations of Landlord and Tenant with respect to the construction of the Improvements on the Premises.

     2.   Definitions:  As used in this Agreement, the following terms shall
          -----------
have the following meanings, and terms which are not defined below, but which are defined in the Lease and used in this Agreement, shall have the meanings ascribed to them by the Lease:

          A.   Architect:  The term "Architect" as used in connection with the
               ---------
Building Work (as defined below) and the Interior Improvements shall mean E. M. Kado Associates, and the term "Architect" as used in connection with space planning for the Interior Improvements shall mean CHMD Architects or such other architect selected by Tenant.

          B.   Shell and Site Work Specifications:  The term "Shell and Site
               ----------------------------------
Work Specifications" shall mean those specifications for Shell and Site Work to be constructed by Landlord which are described by Exhibit "C-1" to the Lease.
                                                  -------------

          C.   Building Plans:  The term "Building Plans" shall mean plans for
               --------------
the Shell and Site Work.

          D.   Building Work:  The term "Building Work" shall collectively refer
               -------------
to the Shell and Site Work.

          E.   Interior Improvement Specifications:  The term "Interior
               -----------------------------------
Improvement Specifications" shall mean those specifications for Interior Improvements to be constructed by Landlord which are described on Exhibit "C-2"
                                                                  -------------
to the Lease.

          F.   Interior Improvement Allowance:  The term "Interior Improvement
               ------------------------------
Allowance" shall mean an amount equal to Twenty-Six Dollars and 25/100 Cents ($26.25) per rentable square foot of the Building (reasonably determined in accordance with BOMA standards) for all Interior Improvements and an additional Five Thousand Dollars ($5,000.00) for Tenant's signs.

          G.   Final Cost Estimate:  The term "Final Cost Estimate" shall mean
               -------------------
an estimate of Improvement Costs for the Interior Improvements based upon final plans and specifications for such Interior Improvements.

          H.   Improvements:  The term "Improvements" shall mean collectively
               ------------
the Shell and Site Work and the Interior Improvements.

          I.   Improvement Costs:  The term "Improvement Costs" shall mean for
               -----------------
the Interior Improvements (to the extent applicable) the following "Included Costs", but not the following "Excluded Costs":

               (1) "Included Costs" shall mean the lesser of (a) the Final Cost Estimate, as the same may be adjusted by approved change orders, or (b) the total of the following hard and soft costs: (i) payments pursuant to the Construction Contract for the Interior Improvements for labor and materials furnished for construction of the Interior Improvements, including normal contingency fees approved by Tenant, made in accordance with Paragraph 5 hereof;
(ii) reasonable fees paid to architects, engineers and other construction professionals (excluding employees or any affiliate of Landlord) for services required in connection with the design and construction of the Interior Improvements; (iii) fees paid by Tenant to architects, space planners, designers, inspectors and other construction professionals in connection with the Interior Improvements; (iv) utility connection charges; (v) the amounts paid to governmental authorities or agencies for inspections and issuance of building permits and approvals for the Interior Improvements; and (vi) the cost of changes to the Final Interior Improvement Plans required by Law.

               (2) "Excluded Costs" shall mean (i) charges and expenses for changes to the Interior Improvement plans, as the case may be, which have not been approved in writing by Tenant; (ii) wages, labor and overhead for overtime and premium time, unless approved in advance by Tenant in writing; (iii) additional costs and expenses incurred on account of any contractor's or subcontractor's default or construction defects, the negligent act or omission or willful misconduct of Landlord or Landlord's agents, employees or contractors, or Landlord's breach of the Lease; (iv) principal, interest and fees for construction or permanent financing; (v) management or other general overhead costs incurred by Landlord; (vi) costs for which Landlord receives (or could have received using reasonable efforts) reimbursement from others (including, without limitation, insurers or warrantors); (vii) costs of management, design and all other services provided by employees or any affiliate of Landlord, and the cost of any administration, profit and overhead for Landlord or any of its employees or any affiliates; and (viii) any cost associated with a casualty or act of God. All of the Excluded Costs shall be the sole obligation of Landlord.

          J.   Law or Laws:  The term "Law" or "Laws" shall mean all laws
               -----------
(including without limitation, The Americans With Disabilities Act of 1990), building codes, ordinances, regulations, title covenants, conditions and restrictions and casualty underwriters requirements.

          K.   Preliminary Cost Estimate:  The term "Preliminary Cost Estimate"
               -------------------------
shall mean an estimate of Improvement Costs for the Interior Improvements based upon initial or revised preliminary plans and specifications for the Interior Improvements.

          L.   Shell and Site Work:  The term "Shell and Site Work" shall mean
               -------------------
all work described in the Shell and Site Work Specification and the Building Plans in Exhibits "C-1" and "C-2".
         ------------------------

          M.   Substantial Completion and Substantially Complete: The terms
               -------------------------------------------------
"Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Improvements in question: (i) the construction of the Improvements in question has been substantially completed in accordance with the requirements of this Lease except for minor punch list items which do not materially interfere with Tenant's ability to use the Premises; (ii) the Building Department of the City of Folsom (the "City") has completed a final inspection of such

Improvements and has "signed off" the building inspection card approving such work as complete; and (iii) there are no incomplete items or defects in construction of the Improvements in question which would materially interfere with Tenant's ability to use such Improvements for their intended purpose.

          N.   Interior Improvements:  The term "Interior Improvements" shall
               ---------------------
mean all permanent partitions, sidelights, interior windows, walls, wall coverings, HVAC equipment, roof screen, lighting, ceilings, utility fixtures, fire sprinklers, electrical and mechanical distribution and other improvements installed in or on the Building to the extent such improvements are not included in Shell and Site Work and are specified on the Final Interior Improvement Plans (as hereinafter defined).

     3.   Schedule of Performance:  Landlord and Tenant desire to cause the
          -----------------------
Improvements to be Substantially Completed by October 1, 1999 (the "Target Commencement Date"). Achieving Substantial Completion of the Improvements by the Target Commencement Date requires that certain objectives be met within certain time periods. A schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Improvements that must be adhered to in order to achieve Substantial Completion of all Improvements by the Target Commencement Date is attached hereto as Exhibit "C-3" (the "Schedule of Performance"). Landlord and Tenant shall each
-------------
be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Agreement; provided, however, that the time periods for such performance shall be extended by events constituting causes beyond the reasonable control of the party obligated to perform. The parties acknowledge that the Schedule of Performance is only an estimate of the time needed to complete certain stages of the construction process, and the failure of either party to accomplish any step in the process set forth in the Schedule of Performance shall not constitute a default by either party unless such failure constitutes a breach of the obligation of a party to use reasonable efforts to perform its obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Agreement, subject to the provisions of Paragraphs 9 and 10 hereof.

     4.   Construction of the Building Work:  Landlord shall perform the
          ---------------------------------
Building Work in accordance with the following:

          A.   Development and Approval of Preliminary Building Plans: On or
               ------------------------------------------------------
before the due date specified in the Schedule of Performance, Landlord shall use all reasonable efforts to cause the Architect to prepare and deliver to Tenant for its review and approval preliminary plans for the Building Work which are consistent with and conform to the Shell and Site Work Specifications (the "Preliminary Building Plans"). On or before the due date specified in the Schedule of Performance, Tenant shall either approve such plans or notify Landlord in writing of its reasonable specific objections to the Preliminary Building Plans. If Tenant so objects, Landlord and Tenant shall work with the Architect to revise the Preliminary Building Plans to address such objections in a manner consistent with the parameters for the Building Work set forth in this Agreement and Landlord shall use all reasonable efforts to cause such revised Preliminary Building Plans to be resubmitted to Tenant for its approval as soon as reasonably practicable. When such revised Preliminary Building Plans are resubmitted to Tenant, it shall either approve such plans or notify Landlord of any further reasonable objections in writing within five (5) business days after receipt thereof. If Tenant has further reasonable, good faith objections to such revised Preliminary Building Plans, the parties shall meet and confer to develop Preliminary Building Plans that are acceptable to both Landlord and Tenant within five (5) business days after Tenant has notified Landlord of its second set of objections. In the event Tenant and Landlord do not resolve all of Tenant's reasonable, good faith objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect, or a representative of Landlord's architect, to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the Preliminary Building Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The "standards set forth in this Agreement" to be applied by Landlord's architect and Tenant's architect or construction consultant to resolve objections pursuant to this paragraph (and pursuant to subparagraphs 4B, 5A, 5B and 5C) shall be (i) the Shell and Site Work Specifications, (ii) any plans and specifications that have been previously approved by Landlord and Tenant, (iii) the requirement that at each stage of development, the plans and specifications in question are to be the logical and reasonable evolution and development of plans and specifications previously approved by Landlord and Tenant, (iv) Landlord and Tenant are obligated to act reasonably and in good faith, and (v) unless there is an agreement to the contrary, Landlord and Tenant have agreed that the improvement requirements of each shall be evaluated in accordance with custom prevailing in Sacramento County for the development of comparable facilities. If the parties are unable to resolve all of Tenant's objections by the end of the five (5) business day period, Tenant may terminate the Lease effective upon written notice to the Landlord, whereupon Landlord and Tenant' obligations under this Lease shall terminate, except that (a) Landlord shall refund any prepaid Rents and (b) Landlord shall within thirty (30) days from the date of Tenant's notice of termination, sell the Land to Tenant for the same purchase price and upon the same terms and conditions upon which Landlord purchased the Land from Tenant, in accordance with Article 19 of the Lease.

     B.   Development and Approval of Final Building Plans:    Once the
          ------------------------------------------------
Preliminary Building Plans for the Shell and Site Work have been approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 4A), and Landlord has receive a site development permit, Landlord shall complete and submit to Tenant for its approval final working drawings for the Building Work by the due date specified in the Schedule of Performance. Tenant shall approve the final plans for the Building Work or notify Landlord in writing of its specific reasonable objections by the due date specified in the Schedule of Performance. If Tenant so objects or proposes modifications, the parties shall confer and reach agreement upon final working drawings for the Building Work within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the Final Building Plans, which process Landlord and Tenant shall cause to be completed within five
(5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant) are referred to herein as the "Final Building Plans". If the parties are unable to resolve all of Tenant's objections by the end of the five (5) business day period, Tenant may terminate the Lease effective upon written notice to the Landlord, whereupon Landlord and Tenant' obligations under this Lease shall terminate, except that (a) Landlord shall refund any prepaid Rents and (b) Landlord shall within thirty (30) days from the date of Tenant's notice of termination, sell the Land to Tenant for the same purchase price and upon the same terms and conditions upon which Landlord purchased the Land from Tenant, in accordance with Article 19 of the Lease.

          C.   Governmental Approvals:  As soon as the Final Building Plans have
               ----------------------
been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Building Work, and shall diligently prosecute to completion such approval process in a time frame consistent with the Schedule of Performance.

          D.   Commencement of Building Work:  On or before the due date
               -----------------------------
specified in the Schedule of Performance, Landlord shall commence construction of the Building Work and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Building Work by the due date specified in the Schedule of Performance.

     5.   Construction of Interior Improvements:  Landlord shall construct the
          -------------------------------------
Interior Improvements in accordance with the following:

          A.   Development and Approval of Preliminary Interior Improvement
               ------------------------------------------------------------
Plans:  On or before the due date specified in the Schedule of Performance,
-----
Tenant shall prepare and deliver to Landlord for its review and approval preliminary plans for the Interior Improvements which are consistent with and conform to the Interior Improvement Specifications (the "Preliminary Interior Improvement Plans"). On or before the due date specified in the Schedule of Performance, Landlord shall either approve such plans or notify Tenant in writing of its specific objections to the Preliminary Interior Improvement Plans or its proposed modifications to such plans. If Landlord so objects or proposes modifications, Tenant shall revise the Preliminary Interior Improvement Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in this Agreement and shall resubmit such revised Preliminary Interior Improvement Plans as soon as reasonably practicable to Landlord for its approval. When such revised Preliminary Interior Improvement Plans are resubmitted to Landlord, it shall either approve such plans and estimate or notify Tenant of any further objections in writing within five (5) business days after receipt thereof. If Landlord has further objections to the revised Preliminary Interior Improvement Plans, the parties shall meet and confer to develop Preliminary Interior Improvement Plans for the Interior Improvements that are acceptable to both Landlord and Tenant within five (5) business days after Landlord has notified Tenant of its second set of objections. In the event Tenant and Landlord do not resolve all objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement, including the requirement, at Landlord's direction, that the Interior Improvements consist of improvements of general utility spread evenly throughout the Premises, to resolve Landlord's objections and incorporate such resolution into the Preliminary Interior Improvement Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

          B.   Development and Approval of Preliminary Cost Estimate for
               ---------------------------------------------------------
Interior Improvement Plans:  On or before the due date specified in the Schedule
--------------------------
of Performance, Landlord shall prepare and deliver to Tenant for its review and approval a Preliminary Cost Estimate for the Interior Improvements. On or before the due date specified in the Schedule of Performance, Tenant shall either approve such cost estimate or notify the Landlord in writing of its specific objections to the cost estimate or its proposed modifications to reduce costs. If Tenant so objects or proposes modifications, Landlord shall revise the Preliminary Cost Estimate to address such suggested cost savings in a manner consistent with the parameters for the Interior Improvements set forth in this Agreement and shall resubmit such revised Preliminary Cost Estimate as soon as reasonably practicable to

Tenant for its approval. When such revised Preliminary Cost Estimate is resubmitted to Tenant, it shall either approve such plans and estimate or notify Landlord of any further objections in writing within five (5) business days after receipt thereof. If Tenant has further objections to the revised Preliminary Cost Estimate, the parties shall meet and confer to develop a Preliminary Cost Estimate for the Interior Improvements that is acceptable to both Landlord and Tenant within five (5) business days after Tenant has notified Landlord of its second set of objections. In the event Tenant and Landlord do not resolve all objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the Preliminary Cost Estimate, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

          C.   Development and Approval of Final Tenant Plans:  Once the
               ----------------------------------------------
Preliminary Interior Improvement Plans have been approved by Landlord and Tenant (including all changes made to resolve Landlord's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 5A), Tenant shall complete and submit to Landlord for its approval final working drawings for the Interior Improvements by the due date specified in the Schedule of Performance. Landlord shall approve the final plans for the Interior Improvements or notify Tenant in writing of its specific objections by the due date specified in the Schedule of Performance. If Landlord so objects or proposes modifications, the parties shall confer and reach agreement upon final working drawings for the Interior Improvements within five (5) business days after Landlord has notified Tenant of its objections. In the event Tenant and Landlord do not resolve all of Landlord's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Landlord's objections and incorporate such resolution into the Final Interior Improvement Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Landlord's objections approved by Landlord's architect and Tenant's architect or construction consultant) are referred to herein as the "Final Interior Improvement Plans".

          D.   Development and Approval of Final Cost Estimate:  Once the Final
               -----------------------------------------------
Interior Improvement Plans have been approved by Landlord and Tenant (including all changes made to resolve Landlord's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 5C), Landlord shall complete and submit to Tenant for its approval a Final Cost Estimate for the Interior Improvements by the due date specified in the Schedule of Performance. Tenant shall approve the Final Cost Estimate for the Interior Improvements or notify Landlord in writing of its proposed modifications to reduce costs by the due date specified in the Schedule of Performance. If Tenant so objects or proposes modifications, the parties shall confer and reach agreement upon the Final Cost Estimate for the Interior Improvements within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall solicit three (3) competitive bids to construct the Interior Improvements. Tenant shall have the right to select the contractor who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the Final Cost Estimate, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The estimate so approved by Landlord and Tenant is referred to herein as the Final Cost Estimate.

          E.   Building Permit:  As soon as the Final Interior Improvement Plans
               ---------------
have been approved by Landlord and Tenant, Landlord shall apply for a building permit for the Interior Improvements, and shall diligently prosecute to completion such approval process.

          F.   Commencement of Interior Improvements:  On or before the due date
               -------------------------------------
specified in the Schedule of Performance, Landlord shall commence construction of the Interior Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the due date specified in the Schedule of Performance.

          G.   Cap on Interior Improvement Allowance:  Notwithstanding the
               -------------------------------------
amount of the Interior Improvement Allowance, Landlord hereby agrees that the cost of the Interior Improvements may exceed the cost of the total Interior Improvement Allowance by an amount equal to Two Dollars ($2.00) per rentable square foot of the Building (reasonably determined in accordance with BOMA standards). Accordingly, the total Interior Improvement Allowance required to be paid by Landlord shall not exceed Twenty-Eight Dollars and 25/100 ($28.25) per rentable square foot of the Building (reasonably determined in accordance with BOMA standards) (the "Allowance Cap"), subject to Tenant's obligation to reimburse Landlord for the amount in excess of the Interior Improvement Allowance pursuant to Section 13.C of this Agreement. If the Interior Improvements that Tenant desires to construct in the Building will cost in excess of the Allowance Cap, Landlord shall still be required to construct said Interior Improvements, however, Tenant shall be required to make arrangements with Landlord for the payment of the cost to construct said Interior Improvements in excess of the Allowance Cap.

     6.   Construction Contract:  The following shall govern the construction
          ---------------------
contract  for the construction of the Improvements:

          A. Landlord shall engage Loorz, Inc. as general contractor to construct the Improvements in strict accordance with the terms of a general construction contract that is mutually acceptable to both Landlord and Tenant. Prior to entering into any construction contract for the construction of the Improvements, Landlord shall deliver a copy of the contract to Tenant. Tenant shall have the right to review and approve all construction contracts relating to the Interior Improvements prior to execution by Landlord.

          B. All subcontractors for the Interior Improvements shall be chosen by a competitive bid process where (i) Tenant shall have the right to approve subcontractors who bid on specific parts of the job, (ii) the subcontract shall be awarded to the lowest responsible bidder unless Landlord and Tenant otherwise agree, and (iii) Tenant and Landlord shall each have the right to cause a subcontract to be re-bid if it does not approve the low bid. Tenant shall have a right to review and approve all bid documents prior to submission to subcontractors.

     7.   General Design and Construction Obligations:  The following shall
          -------------------------------------------
govern the construction of the Improvements:

          A. In developing the Final Interior Improvement Plans, Landlord and Tenant shall designate and select material and equipment which can be obtained with normal lead times. If at any time during the plan development process or the course of construction, it becomes apparent that a particular material or item of equipment is not or will not be obtainable within a period of time that will enable Landlord to complete construction by the date specified by the Schedule of Performance, the parties shall meet and confer to find a substitute therefor which will enable Landlord to comply with the Schedule of Performance.

          B. No approval by Tenant (or its representative) of any plan or specification, or of completion of the construction work performed by Landlord, shall constitute a waiver of any item required herein (except as otherwise specifically required by this Agreement or as specifically noted as eliminated or changed in the written approval given by Tenant), or a waiver or release of Landlord from the warranty given by it pursuant to paragraph 12 hereof.

          C. During the course of construction, Landlord shall arrange for all inspections of the progress of the construction of the Improvements by all authorities having jurisdiction over such construction required in order to obtain all necessary approvals and certificates with respect to such construction. Landlord shall make available to Tenant reports of all such inspections and the status of such approvals and certificates as well as copies thereof upon request.

          D. Risk of loss of the Premises prior to the Commencement Date of the Lease shall be borne by Landlord. At all times prior to the Commencement Date, Landlord at its sole cost and expense shall maintain so-called contingent liability and broad form "builder's risk" insurance with coverage in an amount equal to the replacement cost of the Building plus the Final Cost Estimate for the Interior Improvements. If the Final Cost Estimate for the Interior Improvements exceeds the Interior Improvement Allowance, Tenant shall be designated as a named insured on said insurance policy and the "deductible" thereunder shall not exceed $25,000. If the Premises is damaged or destroyed prior to the Commencement Date, Landlord shall promptly and diligently complete construction of the Building and Improvements in accordance with this Agreement, and all insurance proceeds with respect to the loss shall be paid to an independent depository, reasonably acceptable to Landlord and Tenant, for disbursement to the contractors completing the Building and Improvements as the work progresses and in accordance with customary institutional lending practices. If the Premises are damaged or destroyed following the Commencement Date, the parties obligations to repair or replace shall be as set forth in the damage and destruction provisions in the Lease.

          E. Landlord shall submit to Tenant on a monthly basis an accounting of all Improvement Costs. Tenant shall have the right to audit the books, records and supporting documents of Landlord during normal business hours, after giving Landlord at least five (5) days prior notice to the extent reasonably necessary to determine the accuracy of any accounting. Within sixty (60) days after Substantial Completion of the Premises, Landlord shall render to Tenant a final and detailed accounting of all Improvement Costs paid by Landlord and Tenant, certified as true and correct by Landlord. Tenant shall have the same audit rights as set forth above with respect to the monthly accountings. If such audit discloses that any overpayment or underpayment was made by Tenant, there shall be an adjustment between Landlord and Tenant as soon as reasonably practicable such that each shall only be required to contribute the payment of costs to the extent provided for in this Agreement.

     8.   Changes to Approved Plans:  Once the Final Building Plans and the
          -------------------------
Final Interior Improvement Plans have been approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, provided there is a reasonable basis for such change or such change is required by any Law. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Building Plans or Final Interior Improvement Plans, as applicable, once approved in writing by both parties. Notwithstanding the foregoing, a change order may be deemed authorized by Landlord and Tenant if it is approved by the authorized representative of both Landlord and Tenant during the course of a regularly held construction meeting and is documented by contemporaneous written minutes of such meeting which are subsequently distributed to Landlord and Tenant within a reasonable period of time after the conclusion of the meeting. If a change order requested by Tenant results in a net increase in the cost of constructing the Interior Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant if and to the extent such change order causes the Improvement Costs for the Interior Improvements to exceed the Interior Improvement Allowance. If a change order to the Interior Improvements is required by Law and results in a net increase in the cost of the Interior Improvements, Tenant shall pay the amount of such increase at the time the change order is approved by Tenant if and to the extent such change order causes the Improvement Costs for the Interior Improvements to exceed the Interior Improvement Allowance. If a change order requested by Landlord results in a net increase in the cost of constructing the Improvements, Landlord shall pay the amount of such increase at its sole cost and expense.

     9.   Delay in Completion Caused by Tenant:  The parties hereto acknowledge
          ------------------------------------
that the date on which Tenant's obligation to pay the Base Monthly Rent and the Additional Rent would otherwise commence may be delayed because of (i) Tenant's failure to submit plans for the Interior Improvements in accordance with the Schedule of Performance, (ii) Tenant's failure to promptly review and approve the plans for the Interior Improvements in accordance with the Schedule for Performance, or (iii) change orders requested by Tenant and approved by Landlord (up to the amount of time delay specified in the written change order signed by Tenant). It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by delays caused by Tenant, and in the event it is so delayed, Tenant's obligation to pay the Base Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delays caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay. As used in this Agreement, the term "delays caused by Tenant" shall mean the number of days of actual delay caused by Tenant after receipt of notice thereof from Landlord in accordance with the preceding sentence (provided, however, that any delay attributable to a change order shall be limited to the amount of delay in construction time specified in the change order approved and signed by Tenant), in connection with the matters described in clauses (i) through (iii) of the first sentence of this paragraph.

     10.  Delay in Completion Not Caused by Tenant:  The following shall apply:
          ----------------------------------------

          A. Except as provided in Article 2 of the Lease, the Lease shall not be void or voidable by Landlord or Tenant, nor shall Landlord be liable to Tenant for any loss or damage resulting from failure to cause the Improvements to be Substantially Completed on or before the Target Commencement Date. Notwithstanding anything to the contrary in the Lease: Landlord shall not be entitled to an extension of the Target Commencement Date as a result of delays caused by any of the following: (i) rain or other weather conditions (except to the extent it damages the Improvements and such damage would not have been prevented by normal precautions customarily employed on comparable construction projects); (ii) delays caused by any contractor or subcontractor; (iii) inability to obtain labor, materials, fuels or reasonable substitutes therefor unless Landlord can demonstrate that it acted reasonably in ordering such items but was unable to obtain such items on schedule after so acting; or (iv) Landlord's default under this Lease.

     11.  Delivery of Possession, Punch List, and Acceptance Agreement:  As soon
          ------------------------------------------------------------
as the Improvements are Substantially Completed, Landlord and Tenant shall together inspect the Improvements. After such inspection has been completed, each party shall sign an acceptance agreement which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord and (ii) shall state the Commencement Date. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Notwithstanding anything contained herein, Tenant's obligation to pay Base Monthly Rent and the Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

     12.  Standard of Construction and Warranties:  Landlord hereby makes the
          ---------------------------------------
following warranties:

          A. Landlord warrants that the Improvements (excluding the Interior Improvements) shall be designed substantially in accordance with, and all materials and equipment shall conform to, (i) all Laws in effect when the design for the Improvements in question were completed, and (ii) the requirements of Exhibit "C-1" and "C-2". Landlord makes no warranty regarding the design of the
-----------------------
Interior Improvements.

          B. Landlord warrants that the Improvements shall be constructed in a good and workmanlike manner substantially in accordance with the Final Building Plans (as modified by change orders approved by Landlord and Tenant), the Final Interior Improvement Plans (as modified by change orders approved by Landlord and Tenant), all CC&R's, and all Laws. Except as otherwise reasonably approved by Tenant, all materials and equipment furnished shall be new, of good quality, and installed in accordance with the vendor's or manufacturer's specifications, instructions and requirements.

          C. Landlord warrants that the roof of the Improvements shall be designed and constructed in accordance with subparagraphs 12A and 12B and notwithstanding anything to the contrary in the Lease or this Agreement, said warranty shall survive until the tenth (10th) anniversary of the Commencement Date. Landlord will assign all rights under the roof warranty to Tenant and will cooperate with Tenant in enforcing such warranties.

          D. Landlord warrants that all materials and equipment furnished shall be fully paid for and be free of liens or chattel mortgages, subject to Landlord's right to contest in good faith any mechanic's lien.

          E. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense. Notwithstanding anything contained herein, the warranties made by Landlord pursuant to paragraphs 12A and 12B shall not apply to any defect in design or construction which is discovered and of which Landlord receives written notice from Tenant after the first (1st) anniversary of the Commencement Date. With respect to defects to which Landlord's warranty does not apply, Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligation regarding the repair and maintenance of the Premises. Landlord shall inform Tenant in writing of all written construction and equipment warranties existing in favor of Landlord which affect the Improvements, which list of warranties shall be attached to the Lease as Exhibit
                                                                         -------
"D". Landlord shall cooperate with Tenant in enforcing such warranties and in
---
bringing any suit that may be necessary to enforce liability with regard to any defect to which Landlord's warranty does not apply so long as Tenant pays all costs reasonably incurred by Landlord in so acting. The provisions of this paragraph 12 shall not affect or modify provisions stated elsewhere in the Lease concerning the allocation of responsibility for the repair, maintenance, and replacement of the Premises.

     13.  Payment of Improvement Costs:  The Improvement Costs for the
          ----------------------------
Improvements shall be paid as follows:

          A.   Shell and Site Work:  Landlord shall construct and pay for, at
               -------------------
its sole cost and expense, all costs of the Shell and Site Work, except for change orders requested by Tenant and completed by Landlord, pursuant to the change order procedure provided for in paragraph 8 of this Agreement.

          B.   Interior Improvements:  Landlord shall apply the full amount of
               ---------------------
the Interior Improvement Allowance to the Improvement Costs for the Interior Improvements. If the Improvement Costs for the Interior Improvements exceed the Interior Improvement Allowance, Tenant shall pay such excess cost as provided in subparagraph C below.

          C.   Payment of Excess Costs:
               -----------------------

               (1) If Improvement Costs for the Interior Improvements exceed the Interior Improvement Allowance, Tenant shall pay the cost in excess of the Interior Improvement Allowance ("Tenant's Contribution") in installments, with each installment to be paid within five (5) days after Landlord notifies Tenant in writing that a progress payment toward the Interior Improvements is to be made, and the installment due shall be an amount which bears the same relationship to the amount of the Improvement Costs for the Interior Improvements that are to be paid, as Tenant's Contribution bears to the total of all estimated Improvement Costs for the Interior Improvements. Notwithstanding the foregoing, in no event shall Tenant be required to contribute to the Improvement Costs for the Interior Improvements any amount in excess of the Final Cost Estimate for the Interior Improvements (plus any increases in cost approved by Tenant pursuant to the change order procedure provided for in paragraph 8 of this Agreement).

               (2) If it is estimated that Tenant will be required to make a cash contribution toward the Interior Improvement Costs based on the Final Cost Estimates for the Interior Improvements, such amount must be placed in escrow or made available in the form of a letter of credit. During the course of construction, Tenant shall contribute to each progress payment its pro rata share of the amount due for the Interior Improvements in question.

               (3) If the Interior Improvement Allowance is not fully utilized in accordance with the foregoing, the balance of any such allowance shall reduce the Base Monthly Rent otherwise due under the Lease as provided in Paragraph 3.1.D. of the Lease.

     14.  Conditions Precedent for the Benefit of Tenant.  The obligations of
          ----------------------------------------------
Tenant under this Lease are expressly conditioned upon the satisfaction of the following conditions precedent (prior to the times stated below:)

          A.   Site Development Permit.  On or before the Effective Date of the
               -----------------------
Lease , Landlord shall have received a site development permit from the City of Folsom containing no conditions which are unacceptable to either Landlord or Tenant.

          B.   Site Plan Approval.  On or before the Effective Date of the
               ------------------
Lease, Landlord and Tenant shall have approved in writing a site plan for the Premises in detail sufficient to obtain site plan development approval from the City of Folsom.

          C.   Building Permits.  On or before January 31, 1999,  Tenant shall
               ----------------
have reasonably determined to its satisfaction that all necessary governmental approvals and permits to allow construction of all Improvements required by this Lease will be available to Landlord.

     Each of the conditions described in this Paragraph 14 is for the benefit of Tenant and may be waived only by Tenant. If any of the foregoing conditions has not been satisfied or waived by Tenant within the applicable time period, then Tenant shall have the option to terminate this Lease upon written notice to Landlord, whereupon Landlord and Tenant's obligations under this Lease shall terminate, except that (a) Landlord shall refund any prepaid Rent and (b) Landlord shall, within thirty (30) days from date of Tenant's notice of termination, sell the Premises to Tenant for the same purchase price and upon the same terms and conditions upon which Landlord purchased the Premises from Tenant in accordance with Article 19 of the Lease.



AS LANDLORD:                  AS TENANT:

CARL D. PANATTONI,            OBJECTIVE SYSTEMS INTEGRATORS,
RODNEY B. JOHNSON,            INC., a Delaware corporation
and BENJAMIN S. CATLIN,
as tenants in common,
                              By:     /s/ David M. Allen
                                      ------------------

                              Title:      VP and CFO
                                      ------------------
By:  /s/ Carl D. Panattoni
     -----------------------
     CARL D. PANATTONI

By:  /s/ Rodney B. Johnson
     -----------------------
     RODNEY B. JOHNSON

By:  /s/ Benjamin S. Catlin
     -----------------------
     BENJAMIN S. CATLIN

                 OSI SPECIFIC BUILDING REQUIREMENTS - PHASE II
                 ---------------------------------------------

I.   SITE REQUIREMENTS
     -----------------

A.   PAVING
     1.   2" AC over 4" Class II AB*

B.   TRAFFIC AREAS
     1.   2-1/4" AC over 6" Class II AB*

C.   WALKWAYS
     1.   4" concrete

*PER GEOTECHNICAL REPORT

D.   VEGETATION CONTROL

     All Areas

E.   LANDSCAPING AND IRRIGATION

     Per code. Allowance is $80,200. Tenant expects accent landscaping at building entries and building connections.

F.   TRASH ENCLOSURE

     Split face CMU block with metal gate.

G.   LIGHTING

     Per code.  Metal halide, parking.  Accent building lighting.

H.   SITE AND BUILDING DESIGN

     Site and building design to allow for subdivision of building.

II.  SHELL REQUIREMENTS
     ------------------

A.   STRUCTURE  [IMAGE SHOULD PRESENT VALUE CONSCIOUS TENANT WITHOUT
     OSTENTATION]

     1.   Two (2) story concrete tilt-up construction

     2. Rigid steel with concrete on a steel deck. (100 LB. P.S.F. LIVE LOAD WITH AN ADDITIONAL 20 LB. P.S.F. PARTITION LOAD MINIMUM).

     3.   Roofing

          (i) Four (4) ply minimum with cap sheet. Type 6 felt and two-ply flashing.

          (ii) Minimum ten (10) year non-prorated warranty -- labor and materials

     4.   Slab

          (i)   4" concrete minimum over 6" base with vapor barrier

          (ii)  Footing designed per engineer=s specifications

     5. Two (2) 4" conduits from utility vault to each building. Two (2) 4" conduit between Buildings 1 and 2, with two (2) 4" stubs for Building 3.

     6. Exterior Panel Finish: Painted (tex coat) concrete with architectural relief

     7. Glazing: Continuous horizontal band covering 33 - 40% of surface. 1/4" minimum high performance reflective glazing with anodized aluminum system.

     8. Mechanical and roof equipment to be fully screened by parapet or solid screen materials.

     9. Exterior walls to have metal stud furring and insulation as part of shell construction.

     10.  Doors

          (i) All exit doors to be typical aluminum storefront doors, self-locking and weather-sealed (3'-0" x 8'-0" x 1-3/4").

          (ii)  Primary Lobby Entrance:  Provide one (1) pair 9'-0" storefront
                ----------------------
                doors.

     11.  Insulation:  Building envelope to be Title 24 approved.

     12.  Electrical per Building

          (i) 2,000 amp, 480 volt, 3 phase main service to each building with one (1) point of distribution on each floor, centrally located, at a minimum. Equipment to include all switch gear, transformers, subpanels at each distribution point. Core area fully operational. Site to be fully operational. In the event that Tenant determines, prior to construction, that Tenant requires 2,400 amps, Landlord and Tenant shall split the cost of the upgrade fifty/fifty.

          (ii) Landlord will contribute $78,500 toward a back up generator. Tenant will fund the balance.

     13.  HVAC

          (i) 165 total tons, which includes 5 tons for the lobby area. Specific breakdown per building will be determined after design criteria is completed. Landlord shall credit Tenant if tonnage is reduced below 165 tons.

          (ii)  Main supply air distribution.

          (iii) Energy management system and DDC controls.

     14.  Plumbing

          (i) Waste return line and water supply line -- first and second level parallel through center of building.

     15.  Fire/Life Safety

          (i)   Provide NFPA sprinkler system including ADA fire alarm system.

III. CORE REQUIREMENTS
     -----------------

PRIMARY BUILDING
----------------

A.   Two Story Lobby (finished)

     1.   Non-skid premium grade or above tile or stone floor with accents

     2.   Premium quality paint.

     3.   Multi-level hard ceiling

     4.   Open staircase with same floor finish as lobby

     5.   One (1) public telephone in alcove

     6.   Water fountains per current UPC requirements

     7. Elevator by national manufacturer (2,500 lb. capacity minimum; stainless bi-parting doors); $10,000.00 upgrade allowance to be included

     8. Lobby upgrade allowance of $25,000.00 (over and above elevator allowance)

     9.   All handicapped and code requirements to be met


B.   RESTROOMS (ONE (1) SET PER FLOOR)

     1.   Fixture amount per Uniform Plumbing Code (UPC)

     2. Floors and walls (3/4 height) tiled with accent pattern (standard Dal-Tile or equivalent) (PREMIUM QUALITY WITH FULL COLOR SELECTION REQUIRED IN PRIMARY BUILDING).

     3.   Hard ceiling with lighting soffits and accent lighting.

     4. Vanities to be 3/4" thick solid surfacing material with integral back splash to 6" with under-counter mounted porcelain china lavatories, counters supported by concealed steel tube framing system to provide integral front apron to conceal plumbing. Provide mirrors full length of vanity from back splash to ceiling or soffit.

     5.   Baked enamel ceiling mounted metal toilet partitions (standard colors)

     6.   Wall hung toilet fixtures

     7. Provide recessed stainless steel toilet accessories, including but not limited to, towel, toilet tissue, napkin seat cover dispensers, liquid soap dispensers mounted, waste disposal units for towels, napkin, napkin dispenser and grab bars as required. (MINIMUM 9' CEILING; MINIMUM 8' DOORS).

     8.   Floor drain with slope to drain in each restroom.

     9.   All handicapped and code requirements to be met.

     10. Two (2) mens and two (2) womens shower and locker facilities, provided that, to the extent allowed by the City of Folsom, Tenant may substitute other bathroom improvements of equal cost in place of all or part of the foregoing facilities.

C.   UTILITIES

     1. Telecommunication Distribution Points (One (1) per floor in central lobby area per specifications):

               All walls should be covered with 3/4" A-C plywood, 8' high

               Minimum lighting 50 foot candles

               Minimum one (1) air change per hour

               One (1) standard fourplex and one (1) dedicated fourplex electrical outlet at each distribution point.

               Two (2) 4" conduits connecting first and second floor telephone rooms.

     2. Electric, telephone, service, equipment rooms to have full height partition walls to slab above with 3-5/8" metal stud @ 16" oc with 5/8" gypsum type x each side painted with sound insulation. (ONE (1) PER FLOOR, MINIMUM 9' CEILINGS; MINIMUM 8' DOOR).

     3. Telephone and electrical rooms to have VCT commercial grade tile with rubber cove base.

     4. Janitor=s closet to be semi-gloss paint with a service sink with stainless steel back splash and floor drain.

D.   SIGNAGE

     All exit signage and other signage in core area to be per code and handicapped requirements.

E.   STAIRWELLS

     Two (2) independent stairwells in addition to lobby

                                 EXHIBIT "C-2"
                                 -------------


                 BUILDING WORK AND INTERIOR IMPROVEMENT PLANS

     The building and interior improvement plans prepared by E.M. Kado Associates, Project # 981600, a revised version of which will be submitted to Tenant on December 23, 1998.

                                 EXHIBIT "C-3"
                                 -------------
                            SCHEDULE OF PERFORMANCE

---------------------------------------------------------------------------------------------------
                                                                                  RESPONSIBLE
                    ACTION ITEMS                           DUE DATE                  PARTY
===================================================================================================
1.     Submit application for architectural                Completed              Landlord
       review permit to Tenant for approval
---------------------------------------------------------------------------------------------------
2.     Approval of architectural review                    Completed              Tenant
       application
----------------------------------------------------------------------------------------------------
3.     Submit application for architectural                Completed              Landlord
       review permit to City
----------------------------------------------------------------------------------------------------
4.     Delivery of Preliminary Building                    Completed              Landlord
       Plans to Tenant
----------------------------------------------------------------------------------------------------
5.     Approval of Preliminary Building                    Completed              Tenant
       Plans by Tenant
----------------------------------------------------------------------------------------------------
6.     Delivery of Final Building Plans                    12/23/98               Landlord
----------------------------------------------------------------------------------------------------
7.     Approval of Final Building Plans by                 01/04/99               Tenant
       Tenant
----------------------------------------------------------------------------------------------------
8.     Submit application for building                     Completed              Landlord
       permit for the Building Work
----------------------------------------------------------------------------------------------------
9.     Commencement of construction of                     Completed              Landlord
       Building Work
----------------------------------------------------------------------------------------------------
10.    Delivery to Landlord of Preliminary                 Completed              Tenant
       Interior Improvement Plans
----------------------------------------------------------------------------------------------------
11.    Delivery to Tenant of Preliminary                   01/31/99               Landlord
       Cost Estimates for Interior
       Improvement Plans
----------------------------------------------------------------------------------------------------
12.    Approval of Preliminary Cost Estimate   Within ten (10) days after         Tenant
       for Interior Improvement Plans          receipt of Preliminary Cost
                                               Estimate
----------------------------------------------------------------------------------------------------
13.    Delivery to Landlord of  Final                      12/23/98               Tenant
       Interior Improvement Plans
----------------------------------------------------------------------------------------------------
14.    Delivery to Tenant  of Final Cost       Two weeks prior to commencement    Landlord
       Estimate for Interior Improvement       of construction of Interior
       Plans                                   Improvements
----------------------------------------------------------------------------------------------------
15.    Approval of Final Cost Estimate for     Within 10 working days after       Tenant
       Interior Improvement Plans              receipt of Final Cost Estimate
----------------------------------------------------------------------------------------------------
16.    Submit application for building         Within 5 working days after        Landlord
       permit for Interior Improvements to     Final Interior Improvement Plans
       City                                    and Final Cost Estimate have
                                               been approved, assuming no major
                                               changes and all
                                               value engineering completed
----------------------------------------------------------------------------------------------------
17.    Commencement of  construction of        No later than 5 working days       Landlord
       Interior  Improvements                  after receipt of permit and
                                               completion of water-proof shell
---------------------------------------------------------------------------------------------------
18.    Substantial  Completion of the          The Improvements for which         Landlord
       Interior Improvements.                  Landlord is responsible shall be
                                               Substantially Completed no later
                                               than 160 days after receipt of
                                               Interior Improvement permit and
                                               completion of water-proof shell
---------------------------------------------------------------------------------------------------

                                   GUARANTY

FOR VALUE RECEIVED, the undersigned CARL D. PANATTONI, RODNEY B. JOHNSON, AND BENJAMIN S. CATLIN, as tenants in common (hereinafter referred to individually and collectively as "Guarantor" whether one or more), hereby jointly and severally guarantee unto OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("Tenant"), the full and timely payment and performance of all obligations of the "Landlord" under that certain Lease (Phase II) ("Lease"), entered into by and between Carl D. Panattoni, Rodney B. Johnson, and Benjamin
S. Catlin, and Tenant, dated as of December _____, 1998 (which Lease has been assigned to ___________________________, as Landlord), for the period commencing on the effective date of said assignment, and ending on the Guaranty Termination Date (as defined herein) ("Guaranty Term").

1. GUARANTY. In consideration of the execution of the Lease by Tenant and as a material inducement to Tenant to execute the Lease, during the Guaranty Term, Guarantor hereby irrevocably, unconditionally, absolutely, jointly and severally guarantee the payment in full in cash when due and the complete and timely performance of (a) all payments of all sums which may from time to time be due and owing by Landlord to Tenant under the Lease, and (b) all terms and conditions to be performed and observed by Landlord under the Lease (collectively, the "Guaranteed Obligations").

2. GUARANTOR'S OBLIGATIONS/GUARANTY TERM. During the Guaranty Term, if Landlord at any time fails to make any payment when due under the Lease or fails to perform or comply with any other term or condition of the Lease, Guarantor shall, upon demand from Tenant, pay, perform and comply with the same. This Guaranty shall be continuing and shall only terminate on the Guaranty Termination Date (as defined herein). The "Guaranty Termination Date" shall be the date which is one year following the Lease Commencement Date ("Guaranty Termination Date"). In the event that Tenant seeks to enforce any of its rights under this Guaranty and demands payment or performance from Guarantor, such demand and Guarantor's compliance therewith shall not release, extinguish, exonerate or in any way affect or diminish Guarantor's continuing obligations under this Guaranty. Guarantor's liability under this Guaranty shall continue following the Guaranty Termination Date for the Guaranteed Obligations, to the extent the payment and/or performance of such arose or became due prior to the Guaranty Termination Date.

3. TENANT'S ACTS; NO EFFECT ON GUARANTOR'S OBLIGATIONS. Tenant may from time to time, solely in accordance with the terms and conditions of the Lease, (a) assign, sublet, transfer, encumber or otherwise dispose of all or any of Tenant's rights, claims or interests in, under and to the Lease, the Premises or this Guaranty, (b) modify or amend the Lease, in whole or part, and (c) modify or change the entity comprising Tenant and none of the foregoing acts shall release Guarantor or extinguish or exonerate or diminish in any way Guarantor's obligations hereunder. In addition, no termination of the Lease shall extinguish, release or in any way affect or diminish Guarantor's obligations hereunder. This Guaranty shall apply with full force and effect to any payment or performance obligation of any person or entity now or hereafter constituting the "Landlord" under the Lease.

4. LANDLORD'S DEFAULT. This Guaranty is a guaranty of payment and performance, and not of collection. Upon any breach or default by Landlord under the Lease, Guarantor shall be liable jointly and severally for Landlord's performance pursuant to this Guaranty, without notice to or demand upon either Landlord or any Guarantor. This Guaranty shall not be released, modified or affected by any failure or delay by Tenant to enforce any of its rights or remedies under this Guaranty, the Lease or at law or in equity.

5. GUARANTORS' WAIVERS. Guarantor hereby waives (a) presentment, demand for payment and protest of non-performance under the Lease, (b) notice of any kind including, without limitation, notice of acceptance of this Guaranty, protest, presentment, demand for payment, default, nonpayment, or the creation or incurring of new or additional obligations of Landlord to Tenant, (c) any right to require Tenant to enforce its rights or remedies against Landlord under the Lease, or otherwise, or against any other guarantor, (d) any right to require Tenant to proceed against any security held from Landlord or any other party,
(e) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantors against Tenant or any such security, whether resulting from an election by Tenant, or otherwise, (f) any defense based upon any legal disability of Landlord or any other guarantor of any Guaranteed Obligations, or any discharge or limitation of the liability of Landlord or any such other guarantor to Tenant, whether consensual or arising by operation of law, bankruptcy, insolvency or debtor-relief proceeding, (g) any defense based upon any invalidity or unenforceability of the Lease, (h) any defense based upon, or arising out of any defense which Landlord may have to the payment or performance of any Guaranteed Obligations; and (i) all rights of subrogation, indemnification, contribution and reimbursement and all rights to enforce any remedy that Landlord or Guarantor may have against Tenant or any other guarantor of any Guaranteed Obligations. Without limiting the foregoing, the Guarantor hereby waives any and all rights and defenses available to the Guarantor by reason of California Civil Code Sections 2787 through 2855, inclusive, 2899 and 3433, and any successor statutes. Any partial payment by Landlord or other circumstance which operates to toll any statute of limitations as to Landlord shall operate to toll the statute of limitations as to Guarantor.

6. SEPARATE AND DISTINCT OBLIGATIONS. Guarantor acknowledges and agrees that Guarantor's obligations to Tenant under this Guaranty are separate and distinct from Landlord's obligations to Tenant under the Lease. Tenant may enforce this Guaranty without first (a) making any effort at collection or enforcement of any Guaranteed Obligations from or against Landlord or any other party that may be liable therefor, (b) exercising or asserting any other right or remedy which may be available in connection with the Guaranteed Obligations or resorting to or exhausting any other security, guaranty or collateral held with respect to the Guaranteed Obligations, or (c) asserting or filing any claim against the assets of Landlord, Guarantor, any partner of Guarantor, or any of them or any other guarantor or any other party whatsoever. The occurrence of any of the following events shall not have any effect whatsoever on Guarantor's obligations to Tenant hereunder, each of which obligations shall continue in full force or effect as though such event had not occurred: (a) with reference to Landlord, the commencement or continuance of a voluntary or involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended or replaced, or any other applicable federal or state bankruptcy, insolvency or other similar law (collectively, the "Bankruptcy Laws"), (b) the consent by Landlord to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for any substantial part of its property, (c) any assignment by Landlord for the benefit of creditors, (d) the failure of Landlord generally to pay its debts as such debts become due, (e) the taking of corporate action by Landlord in the furtherance of any of the foregoing; or (f) the entry of a decree or order for relief by a court having jurisdiction in respect of Landlord in any involuntary case under the Bankruptcy Laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Landlord or for any substantial part of its property, or ordering the winding-up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days. The liability of Guarantor under this Guaranty is not and shall not be affected or impaired by any payment made to Tenant under or related to the Lease for which Tenant is required to reimburse Landlord in settlement of any dispute, controversy or litigation in any bankruptcy, reorganization, arrangement, moratorium or other federal or state debtor relief proceeding or pursuant to any court order in any bankruptcy. If, during any such proceeding, the Lease is assumed by Landlord or any trustee, or thereafter assigned by Landlord or any trustee to a third party, this Guaranty shall remain in full force and effect with respect to the full performance of Landlord, any such trustee or any such third party's obligations under the Lease.

7. SUCCESSORS AND ASSIGNS. This Guaranty shall inure to the benefit of any person or persons, entity or entities who now or hereafter may be entitled to the benefits or obligated to perform the duties of Tenant under the Lease and shall be binding upon the heirs, legal representatives, successors and, subject to this Section 7, the assigns of Guarantor. Notwithstanding anything to the contrary in this Guaranty, Guarantor may not assign this Guaranty or its obligations under this Guaranty, without first obtaining the prior written consent of Tenant, which consent may be withheld in Tenant's sole discretion.

8. TERMINATION OF GUARANTY. This Guaranty shall terminate on the Guaranty Termination Date.

9. GUARANTOR'S DUTY. Guarantor assumes the full responsibility to remain informed of the financial condition of Landlord and of all other circumstances bearing upon the risk of Landlord's non-performance under the Lease and agrees that Tenant shall have no duty whatsoever to advise Guarantor of information known to it regarding such condition or any such circumstance.

10. TENANT'S RELIANCE. Tenant shall not be required to inquire into the powers of Landlord or the officers, employees, partners or agents acting or purporting to act on its behalf.

11. INCORPORATION OF LEASE PROVISIONS. Guarantor hereby represents and warrants to Tenant that Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. The provisions in the Lease, if any, relating to the execution of additional documents, legal proceedings by Tenant against Landlord, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease and the authority of Landlord to execute the Lease are incorporated herein in their entirety by this reference and made a part hereof. Any reference in those provisions to "Landlord" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty, except that (a) any notice which any Guarantor desires or is required to provide to Tenant shall be effective only if signed by Guarantor and (b) any notice which Tenant desires or is required to provide to any Guarantor shall be sent to such Guarantor at such Guarantor's address indicated below, or if no address is indicated below, at the address for notices to be sent to Landlord under the Lease.

12. GOVERNING LAW. This Guaranty shall be governed and construed in accordance with the laws of the State of California.

13.  MISCELLANEOUS PROVISIONS.

     13.1 Guarantor represents and warrants that, to Guarantor's best knowledge, Landlord is under no disability in connection with the execution and delivery of the Lease and that there are no defenses to Landlord's full payment and performance of all of its obligations under the Lease. Within twenty (20) days following demand by Tenant, Guarantor shall deliver to Tenant and to any interested party reasonably designated by Tenant an estoppel certificate, executed and acknowledged by Guarantor, to the effect that this Guaranty is in full force and effect and has not been amended or terminated (or, if amended or terminated, specifying the date and terms thereof). Guarantor shall also certify such other matters relating to the Guaranteed Obligations or this Guaranty as may be reasonably requested from time to time by Tenant.

     13.2 This Guaranty shall not be subject to any condition precedent to the effectiveness hereof. Upon execution and delivery of this Guaranty by Guarantor, this Guaranty shall be in full force and effect. This Guaranty may not be amended, modified, waived, discharged or terminated orally or by course of conduct, but only by an instrument in writing duly executed by both Tenant and Guarantor. No waiver by Tenant of any default of Landlord or Guarantor or any other event shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion.

     13.3 All representations, warranties, covenants and obligations of Guarantor hereunder constitute the joint and several representations, warranties, covenants and obligations of all persons and entities executing this Guaranty. All rights and remedies of Tenant under this Guaranty and the Lease are cumulative and not restrictive of any other rights or remedies available at Law or in equity. This Guaranty may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Guaranty.

     13.4 In the event any action or claim is filed by either party in connection with this Guaranty, the parties hereby agree that said action or claim shall be filed in and subject to the jurisdiction in which the Premises are located. If litigation is commenced between the parties, the non-prevailing party in that litigation shall indemnify the prevailing party against all losses, costs, claims and damages (including reasonable attorneys' fees and court costs) incurred or paid by the prevailing party. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. All terms which are not defined in this Guaranty, but which are defined in the Lease and used in this Guaranty, shall have the meanings ascribed to them by the Lease.



                            SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE


GUARANTOR:


CARL D. PANATTONI


By:  _________________________      _________________
Carl D. Panattoni             Date


RODNEY B. JOHNSON


By:  _________________________
Rodney B. Johnson             Date


BENJAMIN S. CATLIN


By:  _________________________
Benjamin S. Catlin            Date


ADDRESS FOR NOTICE TO GUARANTOR:

Panattoni Development Company
8401 Jackson Road
Sacramento, California 95826

SPOUSAL CONSENT TO GUARANTY


The undersigned is the spouse of Carl D. Panattoni, a Guarantor under the foregoing Guaranty (as the same may hereafter be amended, the "Guaranty") dated ________________, 199____, by Carl D. Panattoni, Rodney B. Johnson, and Benjamin
S. Catlin collectively, as Guarantor, in favor of Objective Systems Integrators, Inc. The undersigned, by executing this Spousal Consent, hereby agrees that she consents to the terms and conditions of the Guaranty and that her entire interest in the marital community shall be bound by and liable under the terms of the Guaranty; provided, however, that neither the undersigned's separate property during marriage to the Guarantor nor any property previously part of the marital community which is awarded to the undersigned as part of a divorce settlement or final decree of divorce shall be bound by and subject to the Guaranty.

Executed as of the _______ day of ______________________, 199____.


By:  _______________________________________________________
     Mary Jane Panattoni, Spouse of Carl D. Panattoni

SPOUSAL CONSENT TO GUARANTY


The undersigned is the spouse of Rodney B. Johnson, a Guarantor under the foregoing Guaranty (as the same may hereafter be amended, the "Guaranty") dated ______________, 199____, by Carl D. Panattoni, Rodney B. Johnson, and Benjamin
S. Catlin collectively, as Guarantor, in favor of Objective Systems Integrators, Inc. The undersigned, by executing this Spousal Consent, hereby agrees that she consents to the terms and conditions of the Guaranty and that her entire interest in the marital community shall be bound by and liable under the terms of the Guaranty; provided, however, that neither the undersigned's separate property during marriage to the Guarantor nor any property previously part of the marital community which is awarded to the undersigned as part of a divorce settlement or final decree of divorce shall be bound by and subject to the Guaranty.

Executed as of the _______ day of _____________________, 199____.


By:
     _______________________________________________________
     Sandra Lee Johnson, Spouse of Rodney B. Johnson

SPOUSAL CONSENT TO GUARANTY


The undersigned is the spouse of Benjamin S. Catlin, a Guarantor under the foregoing Guaranty (as the same may hereafter be amended, the "Guaranty") dated ________________, 199____, by Carl D. Panattoni, Rodney B. Johnson, and Benjamin
S. Catlin collectively, as Guarantor, in favor of Objective Systems Integrators, Inc. The undersigned, by executing this Spousal Consent, hereby agrees that she consents to the terms and conditions of the Guaranty and that her entire interest in the marital community shall be bound by and liable under the terms of the Guaranty; provided, however, that neither the undersigned's separate property during marriage to the Guarantor nor any property previously part of the marital community which is awarded to the undersigned as part of a divorce settlement or final decree of divorce shall be bound by and subject to the Guaranty.

Executed as of the _______ day of ___________________, 199____.


By:
     _______________________________________________________
     Gail E. Catlin, Spouse of Benjamin S. Catlin